                                 Exhibit 10.1
                                 ------------


                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


                                     among


                          CYBEX INTERNATIONAL, INC.,

                               ITS SUBSIDIARIES
                       FROM TIME TO TIME PARTIES HERETO
                                as Guarantors,


                          THE LENDERS PARTIES HERETO,


                                      and

                          FIRST UNION NATIONAL BANK,
                            as Administrative Agent

                                      and

                              FLEET NATIONAL BANK
                            as Documentation Agent

                         Dated as of December 21, 2001

                               TABLE OF CONTENTS

                                                                       Page
SECTION 1. DEFINITIONS................................................   1
                                                                         -
     1.1 Defined Terms................................................   1
                                                                         -
     1.2 Other Definitional Provisions................................  20
                                                                        --
     1.3 Accounting Terms.............................................  20
                                                                        --
SECTION 2.  THE LOANS; AMOUNT AND TERMS...............................  21
                                                                        --
     2.1 Revolving Loans..............................................  21
                                                                        --
     2.2 Term Loan....................................................  22
                                                                        --
     2.3 Letter of Credit Subfacility.................................  23
                                                                        --
     2.4 Default Rate and Payment Dates...............................  27
                                                                        --
     2.5 Reductions in Commitments and Prepayments....................  27
                                                                        --
     2.6 Fees.........................................................  30
                                                                        --
     2.7 Computation of Interest and Fees.............................  31
                                                                        --
     2.8 Pro Rata Treatment and Payments..............................  31
                                                                        --
     2.9 Non-Receipt of Funds by the Administrative Agent.............  32
                                                                        --
     2.10 Requirements of Law.........................................  33
                                                                        --
     2.11 Taxes.......................................................  34
                                                                        --
     2.12 Replacement of Banks........................................  36
                                                                        --
     2.13 Indemnification; Nature of Issuing Lender's Duties..........  37
                                                                        --
SECTION 3 REPRESENTATIONS AND WARRANTIES..............................  38
                                                                        --
     3.1 Financial Condition..........................................  38
                                                                        --
     3.2 No Change....................................................  38
                                                                        --
     3.3 Existence; Compliance with Law...............................  39
                                                                        --
     3.4 Power; Authorization; Enforceable Obligations................  39
                                                                        --
     3.5 No Legal Bar; No Default.....................................  39
                                                                        --
     3.6 No Material Litigation.......................................  39
                                                                        --
     3.7 Investment Company Act.......................................  40
                                                                        --
     3.8 Federal Regulations..........................................  40
                                                                        --
     3.9 ERISA........................................................  40
                                                                        --
     3.10 Environmental Matters.......................................  40
                                                                        --
     3.11 Purpose of Loan.............................................  41
                                                                        --
     3.12 Subsidiaries................................................  41
                                                                        --
     3.13 Intellectual Property Rights................................  42
                                                                        --
     3.14 No Burdensome Restrictions..................................  43
                                                                        --
     3.15 Taxes.......................................................  43
                                                                        --
     3.16 Interest in Real Estate.....................................  43
                                                                        --
SECTION 4.  CONDITIONS PRECEDENT......................................  43
                                                                        --

     4.1 Conditions to Closing Date...................................  43
                                                                        --
     4.2 Conditions to All Loans......................................  45
                                                                        --
SECTION 5.  AFFIRMATIVE COVENANTS.....................................  45
                                                                        --
     5.1 Financial Statements.........................................  46
                                                                        --
     5.2 Certificates; Other Information..............................  47
                                                                        --
     5.3 Payment of Obligations.......................................  48
                                                                        --
     5.4 Conduct of Business and Maintenance of Existence.............  48
                                                                        --
     5.5 Maintenance of Property; Insurance...........................  48
                                                                        --
     5.6 Inspection of Property; Books and Records; Discussions.......  48
                                                                        --
     5.7 Notices......................................................  49
                                                                        --
     5.8 Environmental Laws...........................................  49
                                                                        --
     5.9 Financial Covenants..........................................  50
                                                                        --
     5.10 Covenants Regarding Patents, Trademarks and Copyrights......  51
                                                                        --
     5.11 Fees, Etc...................................................  53
                                                                        --
     5.12 Subsidiaries................................................  53
                                                                        --
     5.13 Mortgages on Real Property..................................  54
                                                                        --
     5.14 Further Assurances..........................................  54
                                                                        --
     5.15 Designated Non-Material Subsidiaries........................  54
                                                                        --
     5.16 Engagement of Consultants...................................  55
                                                                        --
     5.17 Appraisals..................................................  55
                                                                        --
     5.18 Cash  Management............................................  55
                                                                        --
SECTION 6 NEGATIVE COVENANTS..........................................  56
                                                                        --
     6.1 Indebtedness.................................................  56
                                                                        --
     6.2 Liens........................................................  56
                                                                        --
     6.3 Guaranty Obligations.........................................  56
                                                                        --
     6.4 Lines of Business............................................  56
                                                                        --
     6.5 Consolidation, Merger, Sale or Purchase of Assets, etc.......  56
                                                                        --
     6.6 Advances, Investments and Loans..............................  57
                                                                        --
     6.7 Transactions with Affiliates.................................  57
                                                                        --
     6.8 Ownership of Subsidiaries....................................  57
                                                                        --
     6.9 Fiscal Year..................................................  58
                                                                        --
     6.10 Prepayments of Indebtedness, etc............................  58
                                                                        --
     6.11 Restricted Payments.........................................  59
                                                                        --
     6.12 Partnership and Corporate Documents; Purchase Agreement.....  59
                                                                        --
     6.13 Lease Receivables...........................................  59
                                                                        --
SECTION 7 EVENTS OF DEFAULT...........................................  59
                                                                        --
SECTION 8 THE ADMINISTRATIVE AGENT....................................  62
                                                                        --
     8.1 Appointment..................................................  62
                                                                        --
     8.2 Delegation of Duties.........................................  62
                                                                        --
     8.3 Exculpatory Provisions.......................................  63
                                                                        --
     8.4 Reliance by Administrative Agent.............................  63
                                                                        --
     8.5 Notice of Default............................................  63
                                                                        --
     8.6 Non-Reliance on Administrative Agent and Other Lenders.......  64
                                                                        --
     8.7 Indemnification..............................................  64
                                                                        --
     8.8 Administrative Agent in Its Individual Capacity..............  65
                                                                        --
     8.9 Successor Administrative Agent...............................  65
                                                                        --

SECTION 9 MISCELLANEOUS...............................................  65
                                                                        --
     9.1 Amendments, Waivers and Release of Collateral................  65
                                                                        --
     9.2 Notices......................................................  66
                                                                        --
     9.3 No Waiver; Cumulative Remedies...............................  67
                                                                        --
     9.4 Survival of Representations and Warranties...................  67
                                                                        --
     9.5 Payment of Expenses and Taxes................................  67
                                                                        --
     9.6 Successors and Assigns; Participations; Purchasing Lenders...  67
                                                                        --
     9.7 Adjustments; Set-off.........................................  71
                                                                        --
     9.8 Table of Contents and Section Headings.......................  72
                                                                        --
     9.9 Counterparts.................................................  72
                                                                        --
     9.10 Severability................................................  72
                                                                        --
     9.11 Integration.................................................  73
                                                                        --
     9.12 Governing Law...............................................  73
                                                                        --
     9.13 Consent to Jurisdiction and Service of Process..............  73
                                                                        --
     9.14 Arbitration.................................................  73
                                                                        --
     9.15 Confidentiality.............................................  75
                                                                        --
     9.16 Acknowledgments.............................................  75
                                                                        --
SECTION 10 GUARANTY...................................................  75
                                                                        --
     10.1 The Guaranty................................................  76
                                                                        --
     10.2 Bankruptcy..................................................  76
                                                                        --
     10.3 Nature of Liability.........................................  77
                                                                        --
     10.4 Independent Obligation......................................  77
                                                                        --
     10.5 Authorization...............................................  77
                                                                        --
     10.6 Reliance....................................................  77
                                                                        --
     10.7 Waiver......................................................  78
                                                                        --
     10.8 Limitation on Enforcement...................................  79
                                                                        --
     10.9 Confirmation of Payment.....................................  79
                                                                        --
SECTION 11 TRANSACTIONAL ARRANGEMENTS.................................  79
                                                                        --
     11.1 Prior Credit Agreement Superceded...........................  79
                                                                        --
     11.2 Existing Credit Documents...................................  79
                                                                        --
     11.3 Interest and Fees under Superseded Agreement................  80
                                                                        --
     11.4 No claims under Prior Loan Agreement........................  80
                                                                        --
     11.5 Waiver of Defaults under Prior Loan Agreement...............  80
                                                                        --

SCHEDULES


Schedule 1.1B         Permitted Liens
Schedule 2.1(a)       Schedule of Lenders, Commitments and Addresses
Schedule 2.1(b)(i)    Form of Notice of Borrowing
Schedule 2.1(b)(iii)  Form of Notice of Account Designation
Schedule 2.1(e)       Form of Revolving Note
Schedule 2.2(d)       Form of Term Note
Schedule 2.3(e)(ii)   Form of LOC Reimbursement Term Note
Schedule 2.11         Form of 2.11 Certificate
Schedule 3.6          Material Litigation
Schedule 3.12         Subsidiaries
Schedule 3.13         Intellectual Property
Schedule 3.15         Exceptions to Tax Representation
Schedule 3.16         Real Property
Schedule 4.1(d)       Form of Secretary's Certificate
Schedule 4.1(f)(ii)   Form of Solvency Certificate
Schedule 4.1(l)       Form of Warrant
Schedule 5.12         Form of Joinder Agreement
Schedule 6.1(b)       Indebtedness
Schedule 9.6(c)       Form of Commitment Transfer Supplement

                     AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 21, 2001, among CYBEX INTERNATIONAL, INC., a New York corporation (the "Borrower"), the subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto, the several banks, financial institutions and other investors from time to time parties to this Agreement (the "Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the "Agent" or the "Administrative Agent") and FLEET NATIONAL BANK, as Documentation Agent.

                             W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement dated as of May 21, 1998 (as heretofore amended, the "Prior Credit Agreement") the Lenders have made loans and otherwise extended credit to the Borrower for the purposes described therein; and

     WHEREAS, the Borrower, the Administrative Agent and the Lenders wish to amend and restate the Prior Credit Agreement in order to make certain changes to the terms and conditions of the Prior Credit Agreement; and

     NOW, THEREFORE, the Borrower, the Lenders and the Administrative Agent hereby agree that the Prior Credit Agreement is hereby amended and restated in its entirety as provided for herein:

     SECTION 1. DEFINITIONS

     1.1  Defined Terms.
          -------------

     As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

          "Accounts": "Accounts" as defined in the UCC, and also all: accounts,
           --------
accounts receivable, receivables, and rights to payment (whether or not earned by performance): for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; for services rendered or to be rendered; arising out of the use of a credit or charge card or information contained on or used with that card; and also all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

          "Affiliate": as to any Person, any other Person (excluding any
           ---------
Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Aggregate Revolving Committed Amount": the aggregate amount of all of
           ------------------------------------
the Revolving Commitments in effect from time to time, as reduced from time to time as provided in Section 2.5.

          "Agreement": this Amended and Restated Credit Agreement, as amended,
           ---------
supplemented or modified from time to time in accordance with its terms.

          "Amendment Fee":  such term as defined in Section 2.6(d).
           --------------

          "Applicable Commitment Fee Percentage": means one-half of one percent
           ------------------------------------
(0.50%) per annum.

          "Applicable Interest Rate Percentage": means, with respect to (x)
           -----------------------------------
Revolving Loans, two percent (2.00%) per annum, and with respect to Term Loan A, Term Loan B and LOC Reimbursement Term Loans, three percent (3.00%) per annum.

          "Asset Disposition": any sale, lease, transfer or other disposition
           -----------------
(including any such transaction effected by way of merger, amalgamation or consolidation) by the Borrower or any of its Subsidiaries subsequent to the Closing Date of any asset (including stock or other equity interests in Subsidiaries of the Borrower), including without limitation any sale leaseback transaction (whether or not involving a Capital Lease), but excluding Specified Sales.

          "Authorized Signatory": Paul Horgan, Vice President and Chief
           --------------------
Financial Officer of the Borrower, John Aglialoro, Chief Executive Officer of the Borrower and such senior personnel of the Borrower as may be hereafter duly authorized and designated in writing to execute documents, agreements and instruments on the Borrower's behalf.

          "Bankruptcy Code": the Bankruptcy Code in Title 11 of the United
           ---------------
States Code, as amended, modified, succeeded or replaced from time to time.

          "Base Rate": for any day, a rate per annum equal to the greater of (a)
           ---------
the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds

Effective Rate, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

          "Borrower": such term as defined in the first paragraph of this
           --------
Agreement.

          "Borrowing Base": As of any date of determination, an amount equal to
           --------------
the sum of (a) fifty percent (50%) (or such lesser percentage as the Administrative Agent may establish from time to time to reflect its review of the results of any commercial finance examination and other factors as it deems appropriate which in the judgment of the Administrative Agent indicates a deterioration of the Borrower's financial condition or Inventory) of the lesser of cost or market value (determined in accordance with GAAP) of the Borrower's Eligible Inventory, minus such reserves as the Administrative Agent may reasonably establish, plus (b) eighty percent (80%) (or such lesser percentage as the Administrative Agent may establish from time to time to reflect its review of the results of any commercial finance examination and other factors as it deems appropriate which in the judgment of the Administrative Agent indicates a deterioration of the Borrower's financial condition or Accounts) of the face amount of the Borrower's Eligible Accounts.

          "Borrowing Date":  in respect of any Loan, the date such Loan is made.
           --------------

          "Business":  such term as defined in Section 3.10(b).
           --------

          "Business Day": a day other than a Saturday, Sunday or other day on
           ------------
which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close.

          "Capital Expenditures": all expenditures which in accordance with GAAP
           --------------------
would be classified as capital expenditures, including without limitation, Capital Lease Obligations and capitalized development costs.

          "Capital Lease": any lease of property, real or personal, the
           -------------
obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

          "Capital Lease Obligations": the capitalized lease obligations
           -------------------------
relating to a Capital Lease determined in accordance with GAAP.

          "Capital Stock": any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including partnership and limited liability company interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents": (i) securities issued or directly and fully
           ----------------
guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii)
                                                  ----------------------
U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and
(vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

          "Change of Control": any of the following events: (i) the sale, lease,
           -----------------
transfer, conveyance or other disposition of all or substantially all of the assets of the Borrower and its Subsidiaries; (ii) the liquidation or dissolution of the Borrower, and (iii) any event which would be deemed to be a "change in control" (as defined in the Securities and Exchange Commission's Current Report on Form 8K) with respect to the Borrower.

          "Closing Date": the date of this Agreement, being also the date on
           ------------
which each of the conditions specified in Section 4.1 are satisfied in full or waived in accordance with this Agreement.

          "Code": the Internal Revenue Code of 1986, as amended from time to
           ----
time.

          "Commitment": the Revolving Commitment, the Term Loan Commitment and
           ----------
the LOC Commitment, individually or collectively, as appropriate.

          "Commitment Fee:  such term as defined in Section 2.6(a).
           --------------

          "Commitment Percentage": the Revolving Commitment Percentage, the Term
           ---------------------
Loan Commitment Percentage and/or the LOC Commitment Percentage, as appropriate.

          "Commitment Period": the period from and including the Closing Date to
           -----------------
but not including the Termination Date.

          "Commitment Transfer Supplement": a Commitment Transfer Supplement,
           ------------------------------
substantially in the form of Schedule 9.6(c).

          "Commonly Controlled Entity": an entity, whether or not incorporated,
           --------------------------
which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "Consolidated Capital Expenditures": Capital Expenditures of the
           ---------------------------------
Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "Consolidated EBITDA": EBITDA of the Borrower and its Subsidiaries on
           -------------------
a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "Consolidated Interest Expense": Interest Expense of the Borrower and
           -----------------------------
its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "Consolidated Total Funded Debt": Total Funded Debt of the Borrower
           ------------------------------
and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "Contractual Obligation": as to any Person, any provision of any
           ----------------------
security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its material property is bound.

          "Copyrights": (i) all copyrights in all works, now existing or
           ----------
hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.13 to the Credit Agreement, and (ii) all renewals thereof.

          "Credit Documents": this Agreement, each of the Notes, the Joinder
           ----------------
Agreements, the Security Documents, the Warrants, the Registration Rights Agreement, the Letters of Credit and the LOC Documents, as amended, supplemented or otherwise modified from time to time.

          "Credit Parties":  collectively, the Borrower and the Guarantors.
           --------------

          "Debt Issuance": the issuance of any Indebtedness for borrowed money
           -------------
by the Borrower or any of its Subsidiaries.

          "Default": any of the events specified in Section 7, whether or not
           -------
any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

          "Defaulting Lender": at any time, any Lender that, at such time (a)
           -----------------
has failed to make a Loan required pursuant to the terms of this Agreement, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

          "Designated Non-Material Subsidiaries": the meaning given to such term
           ------------------------------------
in Section 5.16. "Dollars" and "$": dollars in lawful currency of the United States of America.

          "Effective Date":  December 21, 2001.
           --------------

          "EBITDA": of any Person for any period, net income for such period,
           ------
plus (i) Interest Expense to the extent deducted in determining such net income, plus (ii) depreciation, amortization and all other non-cash charges deducted in determining such net income, all determined in accordance with GAAP consistently applied, plus (iii) Restructuring Costs, minus (iv) extraordinary non-cash income (including, for the purposes hereof, gain from the sale of assets in the ordinary course of business, such as obsolete equipment), plus (v) income taxes to the extent deducted to determine net income, plus (vi) non-cash purchase accounting adjustments and losses from the sale of assets in the ordinary course of business, such as obsolete equipment).

          "Eligible Accounts": Those of the Borrower's Accounts in which the
           -----------------
Administrative Agent and the Lenders have a valid and perfected first priority security interest and which the Administrative Agent deems eligible for borrowing, but excluding, without limitation, each of the following Accounts:

               (a)  Any Account which has been outstanding for more than ninety
          (90) days from its invoice date.

               (b) Any Account which is owed by any account debtor if twenty-five percent (25%) or more of the Accounts due from such account debtor exceed the limitations on eligibility described in Subparagraph
          (a), above.

               (c) Any Account to the extent that the subject account debtor claims any offset or contra or is otherwise disputed.

               (d) Any Account as to which the principal place of business of the subject account debtor is not within the United States of America unless such Account is supported by a letter of credit from a financial institution and otherwise on terms acceptable to the Administrative Agent.

               (e) Any Account which arises out of any sale made on a basis other than upon terms usual to the business of the Borrower.

               (f) Any Account which is owed by any Subsidiary or other Affiliate of the Borrower.

               (g) Any Account as to which the account debtor has filed a petition for relief under the Bankruptcy Code or made an assignment for the benefit of creditors; or if any petition or other application for relief under the Bankruptcy Code has been filed against the account debtor; or if the account debtor has failed, suspended its business operations, become insolvent, or suffered a receiver or trustee to be appointed for any of its assets or affairs; or if the account debtor is generally not paying its debts as they become due.

               (h) Any Account which is on a bill-and-hold, sale and return, sale on approval, consignment, or any other repurchase or return basis.

               (i) Any Account as to which the Administrative Agent believes the collection of such Account is insecure or that such Account may not be paid by reason of the account debtor's financial inability to pay.

               (j) Any Account as to which the account debtor is the United States of America or any department, agency, or instrumentality thereof.

          "Eligible Inventory": Such of the Borrower's inventory (other than
           ------------------
packaging, advertising, shipping materials, supplies, and work-in-process) in which the Administrative Agent and the Lenders have a valid and perfected first priority security interest, which is not obsolete or unmerchantable, and which the Administrative Agent from time to time deems eligible for borrowing in its reasonable discretion.

          "Environmental Laws": any and all applicable foreign, Federal, state,
           ------------------
local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

          "Equity Transaction": (i) the issuance by the Borrower or any of its
           ------------------
Subsidiaries of partnership interests, limited liability company interests, new shares of its capital stock or other equity or ownership interests,(ii) an issuance by the Borrower or any of its Subsidiaries of partnership interests, limited liability company interests, any shares of its capital stock or other equity or ownership interest pursuant to the exercise of options or warrants, and (iii) an issuance by the Borrower or any of its Subsidiaries of any partnership interests, limited liability company interests, shares of its capital stock or ownership interests pursuant to the conversion of any debt securities to equity.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Event of Default": any of the events specified in Section 7;
           ----------------
provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

          "Excess Cash Flow": with respect to any fiscal quarter of the Borrower
           ----------------
and its Subsidiaries on a consolidated basis, an amount equal to (i) Consolidated EBITDA for such period minus (ii) Consolidated Capital Expenditures for such period minus (iii) Consolidated Interest Expense for such period minus
(iv) income taxes actually paid during such period minus (v) principal payments on Consolidated Total Funded Debt (other than voluntary or mandatory prepayments) minus (vi) any increase in net working capital plus (vii) non-cash expense items comprising Consolidated EBITDA minus (viii) any earn-out payments paid to the Seller pursuant to Section 2(a) of the Purchase Agreement, minus
(ix) Restructuring Costs paid in cash during such quarter, minus (x) non-cash income items comprising Consolidated EBITDA.

          "Federal Funds Effective Rate": such term as defined in the definition
           ----------------------------
of "Base Rate".

          "Fee Letter": the letter agreement dated as of the date hereof between
           ----------
the Borrower and First Union, as amended and in effect from time to time.

          "First Union": First Union National Bank, a national banking
           -----------
association.

          "GAAP": generally accepted accounting principles in effect in the
           ----
United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in
Section 5.9 to the provisions of Section 1.3.

          "Governmental Authority": any nation or government, any state or other
           ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation": as to any Person (the "guaranteeing person"),
           --------------------
any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantors": the Subsidiaries of the Borrower identified as a
           ----------
"Guarantor" on the signature pages hereto and any Subsidiary acquired or formed subsequent to the Closing Date.

          "Indebtedness": of any Person at any date, (a) all indebtedness of
           ------------
such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities and other normal accrued liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than liabilities securing carriers', warehousemen's, mechanics', repairmen's or other like nonconsensual statutory Liens arising in the ordinary course of business), (f) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (g) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements (other than supply agreements and other similar arrangements entered into in the ordinary course of business), (h) all Guarantee Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, and (j) the maximum amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent not theretofore reimbursed). For purposes of this Agreement, Indebtedness shall not include any Indebtedness owing by the Borrower to any of its Subsidiaries or by any Subsidiary of the Borrower to the Borrower or by any Subsidiary of the Borrower to any other Subsidiary of the Borrower or any contingent obligation in respect thereof. It is understood and agreed that the amount of any Indebtedness described in clause (e) shall be the lower of the amount of the obligation or the fair market value of the collateral securing such obligation, and the amount of any obligation described in clause
(i) shall be the termination payments that would be required to be paid to a counterparty upon early termination (in accordance with customary industry standards) rather than any notional amount with regard to which payments may be calculated.

          "Insolvency": with respect to any Multiemployer Plan, the condition
           ----------
that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intellectual Property":  such term as defined in Section 3.13.
           ---------------------

          "Interest Expense": for any Person for any period, the sum of all
           ----------------
interest and fee expense including amortization of debt discount and premium and the interest component under Capital Leases for such Person; provided that there shall be added to and included in Interest Expense for purposes hereof the net amount payable (other than amounts payable in respect of up-front or one-time fees, which shall be excluded from Interest Expense) by such Person in respect of any Interest Protection Agreement entered into with any Person and Interest Expense shall be reduced by the net amount receivable by such Person under any Interest Protection Agreement in respect of such period.

          "Interest Payment Date":  the last Business Day of each month.
           ---------------------

          "Interest Rate Protection Agreement": any interest rate protection
           ----------------------------------
agreement or interest rate future, option, cap, collar or other hedging arrangement.

          "Inventory": "Inventory" as defined in the UCC and also all: (a) goods
           ---------
which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; and (b) packaging, advertising, and shipping materials related to any of the foregoing.

          "IRB Letter of Credit": the Letter of Credit, dated May 12, 1999,
           --------------------
issued by First Union National Bank for the account of Cybex International, Inc. in favor of the holders of the $4,300,000 aggregate principal amount Massachusetts Finance Agency Industrial Revenue Bonds - United Medical Corporation Issue - Series 1992, in the original amount of $3,166,247 or any successor letter of credit thereto.

          "Issuing Lender":  First Union.
           --------------

          "Issuing Lender Fees":  such term as defined in Section 2.6(c).
           -------------------

          "Joinder Agreement": a Joinder Agreement substantially in the form of
           -----------------
Schedule 5.12, executed and delivered by a Subsidiary in accordance with the provisions of Section 5.12.

          "Letters of Credit": collectively, the IRB Letter of Credit, the
           -----------------
Seller Letter of Credit and each Trade Letter of Credit, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

          "Letter of Credit Fee":  such term as defined in Section 2.6(b).
           --------------------

          "Leverage Ratio": as of the last day of any fiscal quarter, the ratio
           --------------
(x) of Consolidated Total Funded Debt as of the last day of such fiscal quarter to (y) Consolidated EBITDA for the previous four fiscal quarters ending on the date of calculation.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing) .

          "Limited Waiver and Amendment No. 4": that certain Limited Waiver and
           ----------------------------------
Amendment No. 4 dated as of April 12, 2001 with respect to the Prior Credit Agreement, by and among, the Borrower, the Guarantors, the Administrative Agent and the Lenders.

          "Limited Waiver and Amendment Fee": such term as defined in Section
           --------------------------------
2.6(e).

          "Loans" or "Loan": the Revolving Loans and/or the Term Loans, and/or
           ---------------
LOC Reimbursement Term Loans, collectively or individually, as appropriate.

          "LOC Commitment": the commitment of the Issuing Lender to issue Trade
           --------------
Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

          "LOC Commitment Percentage": for each Lender, the percentage
           -------------------------
identified as its LOC Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

          "LOC Committed Amount": collectively, the aggregate amount of all of
           --------------------
the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.3 and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).

          "LOC Documents": with respect to any Letter of Credit, such Letter of
           -------------
Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

          "LOC Obligations": at any time, the sum of (i) the maximum amount
           ---------------
which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed (excluding any LOC Reimbursement Term Loans).

          "LOC Reimbursement Term Loan": see Section 2.3(e)(ii).
           ---------------------------

          "LOC Reimbursement Term Notes": the promissory notes of the Borrower
           ----------------------------
in favor of each of the Lenders evidencing the LOC Reimbursement Term Loans provided pursuant to Section 2.3(e)(ii), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "Majority Lenders": Lenders holding in the aggregate more than 50% of
           -----------------
the sum of (i) all Loans and LOC Obligations then outstanding at such time and
(ii) the aggregate unused Revolving Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Majority Lenders those Loans and LOC Obligations owing to such Defaulting Lender and such Defaulting Lender's Revolving Commitments, or after termination of the Revolving Commitments, the principal balance of the Loans and LOC Obligations owing to such Defaulting Lender.

          "Mandatory Borrowing":  such term as defined in Section 2.3(e)(i).
           -------------------

          "Mandatory LOC Reimbursement Borrowing" : such term as defined in
           -------------------------------------
Section 2.3(e)(ii).

          "Material Adverse Effect": a material adverse effect on (a) the
           -----------------------
business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, exclusive of events or occurrences affecting the economy generally, (b) the ability of the Borrower and its Subsidiaries to perform their Obligations, when such Obligations are required to be performed, under this Agreement or any of the Notes or (c) the validity or enforceability in any material respect of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Material Subsidiary" means (i) any Subsidiary which owns 10% or more
           -------------------
of the consolidated assets of the Borrower and its Subsidiaries or (ii) any Subsidiary which generates 10% or more of the consolidated revenues of the Borrower and its Subsidiaries during any consecutive 12-month period.

          "Materials of Environmental Concern": any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Moody's":  Moody's Investors Service, Inc.
           -------

          "Mortgages": the mortgages and deeds of trust granted previously by
           ---------
the Borrower and/or its Subsidiaries in accordance with the terms and conditions of the Prior

Credit Agreement, and, if any, granted by the Borrower and its Subsidiaries to the Administrative Agent (for the benefit of the Lenders) pursuant to Section 5.13.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Net Sales Proceeds": the gross cash proceeds (including cash by way
           ------------------
of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from the sale, lease, conveyance, disposition or other transfer of assets or from a Recovery Event (if and to the extent not used to repair or replace the property which was the subject of the Recovery Event), net of (i) reasonable transactions costs payable to third parties, (ii) the estimated taxes payable with respect to such proceeds (based upon the highest marginal federal and state tax rates), whether payable by a Borrower or its direct or indirect members (including, without duplication, withholding taxes), (iii) Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement and the other Credit Documents) which is secured by, or otherwise related to, the assets which are the subject of such event to the extent such Indebtedness is paid with a portion of the proceeds therefrom, (iv) proceeds needed to pay liabilities directly related to the assets which are the subject of such event to the extent such liabilities are not assumed by a purchaser of the assets and are paid with a portion of the proceeds received from the disposition of such assets and (v) other costs which may occur as a result of, and are reasonably associated with, discontinuing operations, shut-downs or otherwise resulting from, the disposition of such assets.

          "Non-Trade Letter of Credit": Any Letter of Credit which is not a
           --------------------------
Trade Letter of Credit.

          "Non-Material Subsidiaries": Subsidiaries which are not Material
           -------------------------
Subsidiaries.

          "Note" or "Notes": the Revolving Notes and/or the Term Notes and/or
           ---------------
the LOC Reimbursement Term Notes collectively, separately or individually, as appropriate.


          "Notice of Account Designation": such term as defined in Section
           -----------------------------
2.1(b)(iii).

          "Notice of Borrowing": the written notice of borrowing as referenced
           -------------------
and defined in Section 2.1(b)(i).

          "Obligations": without duplication, (i) all of the obligations of the
           -----------
Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower or any of its Subsidiaries to any Lender, or any affiliate of a Lender, arising under any Interest Rate Protection Agreement with such Lender or such affiliate.

          "Participant": such term as defined in Section 9.6(b).
           -----------

          "Participation Interest": the purchase by a Lender of a participation
           ----------------------
interest in Letters of Credit as provided in Section 2.3.

          "Patents": (i) all letters patent of the United States or any other
           -------
country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof, including, without limitation, any thereof referred to in Schedule 3.13 to this Agreement, and (ii) all applications for letters patent of the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof, including, without limitation, any thereof referred to in Schedule 3.13 to this Agreement.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant
           ----
to Subtitle A of Title IV of ERISA.

          "Permitted Investments": (i) cash and Cash Equivalents, (ii)
           ---------------------
receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) loans and/or investments in and to the Borrower or any of its Subsidiaries, (iv) investments (including debt obligations, stock, securities or other property) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business, (v) investments or transactions permitted under
Section 6.5(b) and (vi) loans and advances to the Borrower's and the Guarantors' dealers and distributors provided the aggregate outstanding amount of such loans and advances shall not exceed $1,000,000 at any time. As used herein, "investment" means all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of capital stock or partnership interest or other equity interest, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

          "Permitted Liens":
           ---------------

           (i) Liens created by or otherwise existing under or in connection with this Agreement or the other Credit Documents in favor of the Administrative Agent for the benefit of the Lenders;

           (ii) Liens in favor of the Administrative Agent for the benefit of a Lender hereunder as the provider of interest rate protection relating to the Loans hereunder, but only (A) to the extent such Liens secure obligations under such Interest Rate Protection Agreements permitted under Section 6.1, (B) to the extent such Liens are on the same collateral as to which the Lenders also have a Lien (or shall have been offered the opportunity to have a Lien in such collateral) and (C) if such provider and the Lenders shall share pari passu in the collateral subject to such Liens;

          (iii) Liens on assets securing purchase money indebtedness and Capital Leases (and refinancings thereof) to the extent permitted under subsection (d) of Section 6.1;

          (iv) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (vi) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (vii) deposits to secure the performance of bids, trade contracts, (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (viii) Liens in connection with attachments or judgments (including judgment or appeal bonds), provided that the judgments secured shall, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 60 days after the expiration of any such stay;

          (ix) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purpose;

          (x) leases or subleases of real property granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

          (xi) liens in connection with any equipment leases or security agreements or financing agreements in the nature of a financing lease or installment sales contract and chattel paper related thereto now or hereafter sold, transferred, pledged or assigned to a third party or financed with a third party (other than the Lenders);

          (xii) liens existing as of the Closing Date set forth in Schedule 1.1B; and

          (xiii) any extension, renewal or replacement (or successive extensions, renewals or replacements) , in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).

          "Person": an individual, partnership, corporation, limited liability
           ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at any particular time, any employee benefit plan which is
           ----
covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement": the Pledge Agreement dated as of May 21, 1998 by
           ----------------
and among the Borrower and its Subsidiaries as pledgors, pledging their stock in their respective Subsidiaries in favor of the Agent for the benefit of the Lenders, as such Pledge Agreement has been or is amended, supplemented or otherwise modified from time to time.

          "Prime Rate": such term as defined in the definition of Base Rate.
           ----------

          "Prior Credit Agreement":  see preamble.
           ----------------------

          "Properties":  such term as defined in Section 3.10(a).
           ----------

          "Purchase Agreement":  the final purchase agreements executed in
           ------------------
connection with the acquisition of the stock of Tectrix Fitness Equipment, Inc. by the Borrower.

          "Purchasing Lenders":  such term as defined in Section 9.6(c).
           ------------------

          "Recovery Event": the receipt by the Borrower or any of its
           --------------
Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any property or assets of the Borrower or any of its Subsidiaries.

          "Register":  such term as defined in Section 9.6(d).
           --------

          "Registration Rights Agreement": means  that certain Registration
           -----------------------------
Rights Agreement by and among the Borrower and the Lenders on and as of the date hereof, as amended, supplemented or otherwise modified from time to time.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b)
           ----------------
of ERISA, other than those events as to which the thirty-day notice period is waived under subsections .11, .12, .13, .14, .16, .18, .19 or .20 of PBGC Reg.ss.4043.

          "Requirement of Law": as to any Person, the Certificate of
           ------------------
Incorporation and By-laws, partnership agreement, operating agreement or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its material property is subject.

          "Restricted Payment": (i) any payment by the Borrower or any of its
           ------------------
Subsidiaries of a payment, distribution or dividend (other than a dividend or distribution payable solely in stock or equity interest of the Borrower) on, or any payment on account of the purchase, redemption, defeasance or retirement of, or any other distribution on, any partnership interest, limited liability company interest, share of any class of stock or other ownership interest in the Borrower or any of its Subsidiaries (including any such payment or distribution in cash or in property or obligations of a Borrower or any of its Subsidiaries),
(ii) any loan or advance by the Borrower or any of its Subsidiaries to any Affiliate of the Borrower or any of its Subsidiaries other than as permitted by Sections 6.6 or 6.7, or (iii) the payment by the Borrower or any of its Subsidiaries of any management or administrative fee to any Affiliate of the Borrower or any of its Subsidiaries or of any salary, bonus or other form of compensation other than in the ordinary course of business to any Person who is a significant partner, shareholder, member, owner or executive officer of any such Affiliate other than as permitted by Section 6.7.

          "Restructuring Costs": Costs and expenses incurred by the Borrower in
           -------------------
connection with or pursuant to Limited Waiver and Amendment No. 4, this Agreement, amendment fees, appraisal fees, consultant fees, commercial finance examination fees, and attorney's fees.

          "Revolving Commitment": as to any Lender, the obligation of such
           --------------------
Lender to make Revolving Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

          "Revolving Commitment Percentage": for each Lender, a fraction
           -------------------------------
(expressed as a percentage) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1(a).

          "Revolving Committed Amount":  collectively, the aggregate amount of
           --------------------------
all of the Revolving Commitments as referenced in Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in
Schedule 2.1(a).

          "Revolving Loans":  such term as defined in Section 2.1.
           ---------------

          "Revolving Note" or "Revolving Notes": the promissory notes of the
           --------------
Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "S&P":  Standard & Poor's Ratings Group, a division of McGraw Hill,
           ---
Inc.
          "Security Agreement":  the Security Agreement dated May 21, 1998 by
           ------------------
and among the Borrower and the Guarantors, as amended, supplemented or otherwise modified from time to time.

          "Security Documents": collectively, the Security Agreement, the Pledge
           ------------------
Agreement, the Mortgages, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the Obligations of the Borrower and the Guarantors hereunder and under any of the other Credit Documents, including UCC financing statements and other similar instruments.

          "Seller":  the persons named on Exhibit A to the Purchase Agreement.
           ------

          "Seller Letter of Credit":  the Letter of Credit issued  by First
           -----------------------
Union National Bank for the benefit of the Seller in the original amount of $2,372,175.

          "Seller Note":  the promissory note to be executed by the Borrower in
           -----------
favor of the representatives of the Seller in the original principal amount of $2,340,000 minus certain balance sheet adjustments as set forth in the Purchase Agreement.

          "Single Employer Plan":  any Plan which is not a Multi-Employer Plan.
           --------------------

          "Specified Sales": (i) the sale, transfer, lease or other disposition
           ---------------
of inventory and materials in the ordinary course of business (including obsolete and/or unnecessary), (ii) the sale, transfer, lease or other disposition of machinery, parts and equipment (including obsolete and/or unnecessary equipment) in the ordinary course of business, (iii) the sale, transfer or other disposition of articles in the ordinary course of business or the granting of permission for reprints in the ordinary course of business and
(iv) the sale, lease or disposition of space and related property and assets in the ordinary course of business.

          "Subsidiary": as to any Person, a corporation, partnership or other
           ----------
entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of a Borrower.

          "Taxes":  such term as defined in Section 2.11.
           -----

          "Term Loans":  collectively, Term Loan A and Term Loan B.
           ----------

          "Term Loan A": the term loan in the aggregate principal amount of
           -----------
$15,916,666 made  pursuant to Section 2.2.

          "Term Loan B" :  the term loan in the aggregate principal amount of
           -----------
$3,250,000 made  pursuant to Section 2.2.

          "Term Loan Commitment": the commitment of each Lender to make its
           --------------------
portion of the Term Loan A and the Term Loan B as specified in Schedule 2.1(a) (and for purposes of making determinations of Majority Lenders hereunder after the Closing Date, the principal amount outstanding on the Term Loan Outstandings).

          "Term Loan Commitment Percentage": for each Lender, a fraction
           -------------------------------
(expressed as a percentage) the numerator of which is the Term Loan Commitment (and after the Closing Date, the outstanding principal amount of such Lender's Term Loans) of such Lender at such time and the denominator of which is the aggregate amount of the Term Loan Commitments (and after the Closing Date, the aggregate outstanding principal amount of the Term Loans) at such time. The initial Term Loan Commitment Percentages are set out on Schedule 2.1(a).

          "Term Loan Committed Amount":  collectively, the aggregate amount of
           --------------------------
all of the Term Loan Commitments and, individually, the amount of each Lender's Term Loan Commitment as specified in Schedule 2.1(a).

          "Term Loan Maturity Date": that date which is the earlier of (a)
           -----------------------
December 31, 2003, and (b) the date on which the Obligations are accelerated pursuant to Section 7 hereof.

          "Term Loan Outstandings": the aggregate unpaid principal of Term Loan
           ----------------------
A and Term Loan B as of any date of determination.

                  "Term Note" or "Term Notes": the promissory notes of the Borrower in favor of each of the Lenders evidencing the Term Loan A and the Term Loan B provided pursuant to Section 2.2(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "Termination Date":  the earlier of (a)  December 31, 2003 or (b) the
           ----------------
date on which the Revolving Commitments shall terminate in accordance with the provisions of this Agreement.

          "Total Funded Debt": of any Person at any date, the aggregate of the
           -----------------
following (without duplication) (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person under Capital Leases, (c) all Guarantee Obligations of such Person, and (d) the maximum amount of all letters of credit issued or bankers' acceptances created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent not theretofore reimbursed).

          "Trade Letter of Credit":  documentary Letters of Credit heretofore
           ----------------------
or hereafter issued by the Issuing Lender for the payment of the purchase price of Inventory acquired or to be acquired by the Borrower.

          "Trade Letter of Credit Sublimit":  $200,000.00.
           -------------------------------

          "Trade LOC Obligations": at any time, the sum of (i) the maximum
           ---------------------
amount which is, or at any time thereafter may become, available to be drawn under Trade Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Trade Letters of Credit plus (ii) the aggregate amount of all drawings under Trade Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "Trademarks": (i) all trademarks, trade names, corporate names,
           ----------
company names, business names, fictitious business names, service marks, logos and other source or business identifiers, together with the goodwill of the business symbolized by said marks, names, logos and identifiers now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule
3.13 to the Credit Agreement, and (ii) all renewals thereof including, without limitation, any thereof referred to in Schedule 3.13 to the Credit Agreement.

          "Transfer Effective Date":  such term as defined in each Commitment
           -----------------------
Transfer Supplement.

          "2.11 Certificate":  such term as defined in Section 2.11.
           ----------------

          "UCC": The Uniform Commercial Code in effect from time to time under
           ---
the laws of the State of New Jersey.

          "Warrants": mean those certain Common Stock Purchase Agreements
           --------
issued by the Borrower to each of the Lenders on and as of the date hereof, as amended, supplemented or otherwise modified from time to time.

     1.2  Other Definitional Provisions.
          -----------------------------

               (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

               (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified .

               (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     1.3  Accounting Terms.
          ----------------

          Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent (except for changes concurred with by the Borrower's certified independent public accountants) with the most recent audited financial statements of the Borrower delivered to the Lenders;

provided that, if the Borrower notifies the Administrative Agent that it wishes to amend any covenant in Section 5.9 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Majority Lenders.

         SECTION 2.  THE LOANS; AMOUNT AND TERMS

         2.1   Revolving Loans.
               ---------------

         (a)   Revolving Commitment. During the Commitment Period, subject to
               --------------------
the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time for the
               ---------------
purposes hereinafter set forth; provided, however, that (i) with regard to each
                                --------  -------
Lender individually, such Lender's share of outstanding Revolving Loans shall not exceed such Lender's Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans shall not exceed the lesser of (x) ELEVEN MILLION AND 00/100 DOLLARS ($11,000,000) (as such aggregate maximum amount may be reduced from time to time as provided herein, the "Revolving Committed Amount"), or (y) the Borrowing Base. Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.


         (b)   Revolving Loan Borrowings.
               -------------------------

               (i)   Notice of Borrowing. The Borrower shall request a Revolving
                     -------------------
         Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the same Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify
         (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), and (C) the aggregate principal amount to be borrowed. A form of Notice of Borrowing (a "Notice of Borrowing") is attached as Schedule 2.1(b)(i). The
          -------------------                  ------------------
         Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

               (ii)  Minimum Amounts. Each Revolving Loan borrowing shall be in
                     ---------------
         a minimum aggregate amount of $100,000 and any amount in excess thereof (or the remaining amount of the Revolving Commitment, if less).

               (iii) Advances. Each Lender will make its Revolving Commitment
                     --------
         Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent.

         The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Borrowing requested pursuant to this
         Section 2.1 in immediately available funds by crediting such proceeds to a deposit account of the Borrower maintained with the Administrative Agent or by wire transfer to any other account of the Borrower in each such case as may be specified by the Borrower from time to time in a written notice in the form attached hereto as Schedule 2.1(b)(iii) (a "Notice of Account Designation"). Unless otherwise specified by the
          -----------------------------
         Borrower, the Notice of Account Designation most recently provided to the Administrative Agent shall control.

         (c)  Repayment. The Borrower shall cause all amounts deposited in the
              ---------
accounts described in Section 5.18 hereof (other than no more than $50,000.00 which may remain in the deposit account established with any institution which has executed and delivered a blocked account agreement with the Administrative Agent pursuant to said Section 5.18) to be transferred daily to such account as the Administrative Agent may direct for application to the then outstanding Revolving Loans; any amounts so applied to the Revolving Loans may, subject to the other terms of this Agreement, be reborrowed. The principal amount of all Revolving Loans shall be due and payable in full on the Termination Date.

         (d)  Interest. Subject to the provisions of Section 2.4, Revolving
              --------
Loans shall bear interest at a per annum rate equal to the sum of the Base Rate plus the Applicable Interest Rate Percentage for Revolving Loans. Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date and on the Termination Date.

         (e)  Revolving Notes. The Revolving Loans shall be evidenced by a duly
              ---------------
executed promissory note of the Borrower to each Lender in substantially the form of Schedule 2.1(e). Each Lender is hereby authorized to record the date and amount of each Revolving Loan made by such Lender, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Revolving Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that neither the failure to make, nor any error in the making of, any such recordation shall limit or otherwise affect the Obligations of the Borrower hereunder or under such Revolving Note with respect to any Revolving Loan and payments of principal or interest on such Revolving Note.

         2.2  Term Loans.
              ----------

         (a)  Term Loan Commitments. Subject to and upon the terms and
              ---------------------
conditions hereof, each Lender severally agrees to: (i) make its Term Loan Commitment Percentage of Term Loan A in the principal amount of FIFTEEN MILLION NINE HUNDRED SIXTEEN THOUSAND SIX HUNDRED SIXTY-SIX AND 00/100 DOLLARS ($15,916,666.00) (the "Term Loan A"), and (ii) make its Term Loan Commitment Percentage of Term Loan B in the principal amount of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($3,250,000.00) (the "Term Loan B") to the Borrower on the Closing Date (upon which date the Term Loan Commitments shall terminate at the close of business on such date), for the purposes hereinafter set forth. Each Lender will make its Term Loan Commitment Percentage of the Term Loan A and the Term Loan B available to the Administrative Agent on the Closing Date.

         (b)  Repayment of principal of  Term Loans.
              -------------------------------------

              (i)   Term Loan A. The Borrower shall pay the aggregate principal
                    -----------
              amount of the Term Loan A in consecutive monthly installments, each of which, but the last, shall be in the amount of $221,065.00. The Borrower shall make the first such monthly installment on the Closing Date and, thereafter, the Borrower shall make consecutive monthly installments commencing February 1, 2002 and continuing on the first Business Day of each month thereafter; provided, however, on July 1, 2002, the Borrower shall make a principal payment in the amount of $442,130.00. The final payment, in an amount equal to the outstanding principal balance of the Term Loan A, together with all accrued and unpaid interest and costs shall be due and payable on the Term Loan Maturity Date.

              (ii)  Term Loan B. The Borrower shall pay the aggregate principal
                    -----------
              amount of the Term Loan B in consecutive monthly installments, each of which, but the last, shall be in the amount of $45,139.00. The Borrower shall make the first such monthly installment on the Closing Date and, thereafter, the Borrower shall make consecutive monthly installments commencing February 1, 2002 and continuing on the first Business Day of each month thereafter; provided, however, on July 1, 2002, the Borrower shall make a principal payment in the amount of $90,278.00. The final payment, in an amount equal to the outstanding principal balance of the Term Loan B, together with all accrued and unpaid interest and costs shall be due and payable on the Term Loan Maturity Date.

         (c)  Interest. Subject to the provisions of Section 2.4, the Term Loans
              --------
shall bear interest at a per annum rate equal to the sum of the Base Rate plus the Applicable Interest Rate Percentage for Term Loans. Interest on the Term Loans shall be payable in arrears on each Interest Payment Date, and on the Term Loan Maturity Date.

         (d)  Term Loan Notes. The Term Loan A and the Term Loan B of each
              ---------------
Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.2(d).

         2.3  Letter of Credit Facility.
              -------------------------

         (a)  Issuance. Subject to the terms and conditions hereof and of the
              --------
LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue only Trade Letters of Credit upon request of the Borrower in a form acceptable to the Issuing Lender, and the Lenders shall participate in all Letters of Credit issued for the account of the Borrower from time to time; provided, however, that (i) the aggregate amount of LOC Obligations shall not at
--------  -------
any time exceed FOUR MILLION FOUR HUNDRED FIFTY-NINE THOUSAND EIGHT AND 00/100 DOLLARS ($4,459,008.00) (the "LOC Committed Amount"), and provided further
                                                          -------- -------
however, that the Issuing Lender shall have no obligation to issue any Trade
-------

Letter of Credit if, after giving effect thereto, the aggregate of all outstanding Trade Letters of Credit would exceed the Trade Letter of Credit Sublimit, (ii) all Letters of Credit shall be denominated in U.S. Dollars and
(iii) Trade Letters of Credit shall be issued to support the purchase of Inventory. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than one (1) year from
                               --------
the date of issuance (other than the IRB Letter of Credit which has an original
                                                                       --------
expiry date of four (4) years and the Seller Letter of Credit which may have original expiry date of up to three (3) years and three (3) months) and no Letter of Credit shall have an expiry date extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. No Letter of Credit will be in the original amount of less than $100,000.

         (b)  Notice and Reports. The request for the issuance of a Letter of
              ------------------
Credit shall be submitted to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

         (c)  Participations. Each Lender shall be deemed to have purchased
              --------------
without recourse a risk participation from the Issuing Lender in each Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

         (d)  Reimbursement.
              -------------

         (i) In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Trade Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. The Borrower shall, at its option, provided no Event of Default has occurred and is continuing, reimburse the Issuing Lender for all drawings under any other Letters of Credit pursuant to a term loan to be repaid in accordance with the provisions of Section (e)(ii) below (or in the alternative, with the proceeds of a Revolving Loan obtained hereunder or otherwise). If the Borrower shall fail to reimburse the Issuing Lender for a drawing under a Letter of Credit as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the rate provided for in Section 2.4 (a). Unless the Borrower shall immediately notify the Issuing Lender and the Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan in the amount of the drawing of any Trade Letter of Credit as provided in subsection (e)(i) hereof, the proceeds of which will be used to satisfy the reimbursement obligations for such Trade Letter of Credit.

         (ii) The Borrower's reimbursement obligations for drawings under all Letters of Credit shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit.

         (iii) The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing of any Letter of Credit, and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e)   Repayment with Revolving Loans/ LOC Reimbursement Term Loans.
               ------------------------------------------------------------

         (i) On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Trade Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Trade Letter of Credit, in which case a Revolving Loan borrowing (each such borrowing, a "Mandatory Borrowing") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 2.5) pro rata based on each Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 2.5) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective Trade LOC Obligations.

         (ii) On any day that there shall occur a drawing under any Letter of Credit (other than a Trade Letter of Credit), the Borrower shall be deemed to have requested a term loan from the Lenders (a "LOC Reimbursement Term Loan") to reimburse the Issuer for the amount of such drawing under such Letter of Credit. The Agent shall give notice to the Lenders that a LOC Reimbursement Term Loan has been requested or deemed requested in connection with a drawing under such a Letter of Credit, in which case a LOC Reimbursement Term Loan (each such borrowing, a "Mandatory LOC Reimbursement Borrowing") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 2.5) pro rata based on each Lender's respective Term Loan Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 2.5) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations on account of such Letter of Credit. Subject to the provisions of Section 2.6, each LOC Reimbursement Term Loan shall bear interest at a per annum rate equal to the sum of the Base Rate plus the Applicable Interest Rate Percentage for Term Loans. Interest on the LOC Reimbursement Term Loan shall be payable in arrears on each Interest Payment Date. The Borrower shall pay the principal amount of each LOC Reimbursement Term Loan in consecutive monthly installments commencing on the first Business Day of the month following that in which such LOC Reimbursement Term Loan was made, and continuing on the first Business Day of each month thereafter. Each such monthly installment but the last, shall be in an amount which is result of (x) the original principal amount of such LOC Reimbursement Term Loan divided (y) by that number which is equal to 72. The final payment, in an amount equal to the outstanding principal balance of the LOC Reimbursement Term Loan, together with all accrued and unpaid interest and costs shall be due and payable on the Term Loan Maturity Date.

         Each LOC Reimbursement Term Loan of each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.3(e)(ii). The failure of the Borrower to execute any such promissory note shall not limit or modify the rights and obligations of the Lenders or the Borrower with respect to such LOC Reimbursement Term Loan.

         (iii) Each Lender hereby irrevocably agrees to make such Revolving Loans and such LOC Reimbursement Term Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing and each Mandatory LOC Reimbursement Borrowing, as the case may be, and in the amount and in the manner specified in the preceding sections and on the same such date notwithstanding
(i) the amount of any Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing or such Mandatory LOC Reimbursement Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon; provided, however, that in the event any such Mandatory Borrowing should be less than the minimum amount for borrowings of Revolving Loans otherwise provided in
Section 2.1(b)(ii), the Borrower shall pay to the Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing or any Mandatory LOC Reimbursement Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing or Mandatory LOC Reimbursement Borrowing, as the case may be, would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing or the Mandatory LOC Reimbursement Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Base Rate.

         (f)  Modification, Extension. The issuance of any supplement,
              -----------------------
modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

         (g)  Uniform Customs and Practices. The Issuing Lender shall have the
              -----------------------------
Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

Notwithstanding the foregoing, nothing contained herein shall prohibit the issuance of Trade Letters of Credit for the account of the Borrower on behalf of any Guarantor which is organized under the laws of any state of the United States of America..

         2.4  Default Rate and Payment Dates.
              ------------------------------

              (a) Upon the occurrence of an Event of Default, at the election of the Lenders, all Obligations shall bear interest at a rate per annum which is two percent (2%) in excess of the rate which otherwise would be applicable thereto (as well as after and before judgment).

              (b) Interest on each Loan shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (a) of this subsection shall be payable from time to time on demand.

         2.5  Reductions in Commitments and Prepayments.
              -----------------------------------------

         (a)  Voluntary Reduction in Revolving Commitment. The Borrower may from
              -------------------------------------------
time to time permanently reduce the aggregate amount of the Revolving Commitments in whole or in part without premium or penalty upon three (3) Business Days' prior written notice to the Administrative Agent; provided that after giving effect to any such voluntary reduction of the Revolving Loans then outstanding shall not exceed the Aggregate Revolving Committed

Amount, as reduced. Partial reductions in the aggregate Revolving Commitment shall in each case be in a minimum aggregate amount of $500,000 and integral multiples of $500,000 in excess thereof.

         (b)  Mandatory Prepayments.
              ---------------------

              (i)   Net Sales Proceeds. The Borrower shall make a prepayment of
                    ------------------
         the Loans in an amount equal to 100% of the Net Sales Proceeds from Asset Dispositions. Any such required prepayment of Net Sales Proceeds shall be made on the date of receipt thereof by the Borrower and shall be applied, first, to the outstanding principal balance on the Term Loan B (in inverse order of maturity) and second, to the outstanding principal balance on the Term Loan A (in inverse order of maturity), third, to the outstanding principal balance on the LOC Reimbursement Term Loans (in inverse order of maturity), fourth, to the outstanding principal balance of the Revolving Loans, and (after all Revolving Loans have been repaid), fifth, to a cash collateral account in respect of any other LOC Obligations.

              (ii)  Excess Cash Flow.
                    ----------------

                    (A) Until the Term Loan B is paid in full, the Borrower shall, on the date 30 days after the end of each fiscal quarter, commencing with fiscal quarter ending December 31, 2001, make a prepayment of the Term Loan B in an amount, if any, equal to one hundred percent (100%) of the excess of the Borrower's actual Consolidated EBITDA for such fiscal quarter over the projected Consolidated EBITDA as set forth on the Borrower's Annual Budget Plan provided to the Agent and the Lenders pursuant to Section 5.1(c) hereof. Any such prepayment shall be applied to the outstanding principal balance of the Term Loan B (in inverse order of maturity).

                    (B) On the date 60 days after the end of each fiscal quarter, commencing with the first fiscal quarter ending after the payment in full of the Term Loan B, the Borrower shall make a prepayment in an amount equal to one hundred percent (100%) of Excess Cash Flow in excess of $250,000 for the immediately preceding fiscal quarter. Any such prepayment of Excess Cash Flow shall be applied first, to the outstanding principal balance on the Term Loan A (in inverse order of maturity), second, to the outstanding principal balance of the LOC Reimbursement Term Loans (in inverse order of maturity), and third, to a cash collateral account in respect of any other LOC Obligations.

              (iii) Debt Issuance; Equity Transaction. Debt Issuance; Equity
                    ---------------------------------  ---------------------
         Transaction. Immediately upon receipt by the Borrower of net cash
         -----------
         proceeds from any Debt Issuance (other than any Debt Issuance relating to Indebtedness permitted by Section 6.1) or Equity Transaction (other than any Equity Transaction relating to the exercise of employee stock options in the ordinary course of business), the Borrower shall make a prepayment of the Loans in an amount equal to one hundred percent (100%) of such proceeds. Any such prepayments shall be applied, first, to the outstanding principal balance on the Term Loan B (in inverse order of maturity) and second, to the outstanding principal balance on the Term Loan A (in inverse order of maturity), third, to the outstanding principal balance on the LOC Reimbursement Term Loans (in inverse order of maturity), fourth, to the outstanding principal balance of the Revolving Loans and (after all Revolving Loans have been repaid), fifth, to a cash collateral account in respect of any other LOC Obligations.

              (iv)  Mandatory Prepayment on Revolving Loans. If, at any time,
                    ---------------------------------------
         the aggregate amount of Revolving Loans then outstanding shall exceed the lesser of the Aggregate Revolving Committed Amount, as reduced from time to time or the Borrowing Base then in effect, the Borrower shall immediately make payment on the Revolving Loans in an amount sufficient to eliminate the excess.

         (c)  Voluntary Prepayments.
              ---------------------

              (i)   Revolving Loans. Revolving Loans may be prepaid in whole or
                    ---------------
         in part without premium or penalty without prior notice. Amounts prepaid on the Revolving Loans may be reborrowed in accordance with the provisions hereof.

              (ii)  Term Loans. Each of the Term Loans may be prepaid in whole
                    ----------
         or in part without premium or penalty on one (1) Business Day's prior written notice to the Administrative Agent if such notice is received by 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of prepayment, in each case at an amount equal to the principal amount so prepaid. Amounts prepaid on the Term Loan under this subsection (c)(ii) shall be applied to principal installments in inverse order of maturity. Any partial prepayment shall be in a minimum aggregate principal amount of $100,000 and integral multiples of $100,000 in excess thereof. Amounts prepaid on any Term Loan may not be reborrowed.

              (iii) LOC Reimbursement Term Loans. Each of the LOC Reimbursement
                    ----------------------------
         Term Loans may be prepaid in whole or in part without premium or penalty on one (1) Business Day's prior written notice to the Administrative Agent if such notice is received by 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of prepayment, in each case at an amount equal to the principal amount so prepaid. Amounts prepaid on the LOC Reimbursement Term Loan under this subsection (c)(iii) shall be applied to principal installments in inverse order of maturity. Any partial prepayment shall be in a minimum aggregate principal amount of $100,000 and integral multiples of $100,000 in excess thereof. Amounts prepaid on any LOC Reimbursement Term Loan may not be reborrowed.

              (d)   Notice. The Borrower will provide notice to the
                    ------
         Administrative Agent of any prepayment by 11:00 A.M. (Charlotte, North Carolina time) one Business Day prior to the date of prepayment as specified herein.

              (e)   Effect of Prepayments. All prepayments (whether voluntary
                    ---------------------
         or mandatory) shall be applied in inverse order of maturity and will not reduce the amount, or postpone the time for payment, of any future installments under the Term Loans and/or the LOC Reimbursement Term Loans.

              2.6   Fees.
                    ----

                    (a)  Commitment Fee. In consideration of the Revolving
                         --------------
         Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment
                                                                   ----------
         Fee") for each calendar month (or portion thereof) during the
         ---
         Commitment Period, computed at the rate of the Applicable Commitment Fee Percentage on the average daily amount by which the Aggregate Revolving Committed Amount exceeds the average principal amount of Revolving Loans outstanding (for the subject calendar month). The Commitment Fee shall be payable monthly in arrears on the last Business Day of each month and on the Termination Date, commencing on the first of such dates to occur after the date hereof.

                    (b)  Letter of Credit Fee. In consideration of the LOC
                         --------------------
         Commitments, the Borrower agrees to pay to the Agent (for the ratable benefit of the Lenders) a fee (the "Letter of Credit Fee") equal to three and one-half percent (3.50%) per annum calculated on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration thereof. The Agent shall promptly pay to the Lenders their pro rata portion of the Letter of Credit Fee. The Letter of Credit Fee shall be payable monthly in arrears on the last Business Day of each month and on the Termination Date.

                    (c)  Issuing Lender Fees. The Borrower shall pay to the
                         -------------------
         Agent for the account of the Issuing Bank without sharing by the other Lenders a fronting fee equal to 0.125% calculated on the average daily maximum amount available to be drawn under each Letter of Credit from the date of the issuance to the date of the expiration thereof. The fronting fee shall be payable monthly in arrears on the last Business Day of each calendar month and on the Termination Date. In addition to the fronting fee, the Borrower shall pay to the Agent for the account of the Issuing Bank without sharing by the other Lenders, issuance and drawing fees specified from time to time by the Issuing Lender and the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, such Letters of Credit (all such fees described in this section (c), collectively, the "Issuing Lender Fees").

                    (d)  Amendment Fee. An amendment fee ( the "Amendment Fee")
                         -------------
         in an amount equal to $50,000 shall be paid to the Agent for the ratable benefit of the Lenders on the Closing Date. The Amendment Fee shall be fully earned upon the Effective Date. The Amendment Fee shall not be subject to refund or rebate under any circumstances, and shall be retained as a fee and not applied in reduction of the principal, interest or other amounts due in connection with the Loans.

                    (e)  Limited Waiver and Amendment Fee. The accrued and
                         --------------------------------
         unpaid amendment fee established under the Limited Waiver and Amendment No. 4 in the sum of $562,000 (the "Limited Waiver and Amendment Fee") shall be payable as follows: the Borrower shall pay one-half of such amendment fee on September 30, 2002, and the balance shall be due and payable in full on the Termination Date, provided
                                                                       --------
     that if the Borrower repays the Obligations in full on or before September
     ----
     30, 2002, and the payment of the Obligations have not theretofore been accelerated due to the occurrence of an Event of Default (including, without limitation, a deemed acceleration as provided for in clause (A) of
     Section 7 below), then such Limited Waiver and Amendment Fee shall be waived; and provided further that if the Borrower repays the Obligations in
                 ---------------------
     full after September 30, 2002, but prior to the Termination Date, and the payment of the Obligations have not theretofore been accelerated due to the occurrence of an Event of Default (including, without limitation, a deemed acceleration as provided for in clause (A) of Section 7 below), then the remaining portion of the Limited Waiver and Amendment Fee which otherwise would have become due after September 30, 2002 shall be waived. The Obligations with respect to any outstanding Letters of Credit shall, for purposes of this clause (e), be deemed repaid in full if the Borrower provides to the Administrative Agent a letter of credit (the "Back to Back LOC") in favor of the Administrative Agent from a financial institution reasonably acceptable to the Administrative Agent in an amount sufficient to reimburse the Administrative Agent, the Issuing Lender and the Lenders for any fees accruing on, and drawings under, such Letters of Credit, and which Back to Back LOC is otherwise in form and substance reasonably satisfactory to the Administrative Agent. The Borrower acknowledges and agrees that the Limited Waiver Amendment Fee has been fully earned, and is not subject to refund or rebate except as provided for herein, and shall be retained as a fee and not applied in reduction of the principal, interest or other amounts due in connection with the Loans.

          2.7  Computation of Interest and Fees.
               --------------------------------

          (a) All fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. Any change in the interest rate on a Loan resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          2.8  Pro Rata Treatment and Payments.
               -------------------------------

          Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Revolving Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, in the case of a payment on the Revolving Notes (or in respect of the Revolving Loans), to any fees then due and owing by the Borrower pursuant to Section 2.6, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Except as otherwise provided herein, each payment on account of any fees pursuant to

     Section 2.6 shall be made to the Administrative Agent (for the benefit of the Lenders) in accordance with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender Fees). Each payment by the Borrower on account of principal of and interest on the Revolving Loans and on the Term Loan and on the LOC Reimbursement Term Loans shall be made to the Administrative Agent for the pro rata benefit of the Lenders according to the respective amounts due and owing to the Lenders. Each prepayment on account of principal of the Loans shall be applied to such of the Loans as the Borrower may designate (to be applied pro rata among the Lenders); provided, that prepayments made pursuant to Section 2.5(b)(iii) or 2.9(a) shall be applied in accordance with such Section. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.16(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified in Section 9.2 in Dollars and in immediately available funds no later than 2:00 p.m. (Charlotte time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          2.9  Non-Receipt of Funds by the Administrative Agent.
               ------------------------------------------------

          (a) Unless the Administrative Agent shall have been notified by a Lender prior to the date a Revolving Loan or a LOC Reimbursement Term Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Revolving Loan or LOC Reimbursement Term Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such amount is made available to the Administrative Agent on a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's Revolving Commitment Percentage or LOC Commitment Percentage of such borrowing, times
     (iii) a fraction, the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. If such Lender's Revolving Commitment Percentage or LOC Commitment Percentage is not in fact made available to the Administrative Agent by such Lender within two (2) Business Days of such Borrowing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the default rate set forth in Section 2.4(a), on demand, from the Borrower.

          (b) Unless the Administrative Agent shall have been notified by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that the Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount made available to such Lender by the Administrative Agent pursuant to this paragraph (b), times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date on which such amount was made available to such Lender to the date on which such amount shall have been repaid to the Administrative Agent by such Lender and become immediately available to the Administrative Agent and the denominator of which is 360.

          (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this subsection shall be conclusive in the absence of manifest error.

          2.10. Requirements of Law.
                -------------------

          (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof:

          (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 2.11 (including any taxes imposed by reason of any failure of such Lender to comply with its obligations under
     Section 2.11(b)), or changes in the rate of tax on the net income, or franchise tax, of such Lender); or

          (ii) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever) ;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, within 15 days after its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its Letters of Credit. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, describing in reasonable detail the nature of such event and a reasonably detailed explanation of the calculation thereof, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this subsection; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

          (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof as a consequence of its obligations hereunder or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof as a consequence of its obligations hereunder does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this subsection submitted by a Lender (which certificate shall include a description in reasonable detail of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

          (c) Notwithstanding anything to the contrary contained herein, the Borrower shall not have any obligation to pay to any Lender amounts owing under this subsection 2.10 for any period which is more than 90 days prior to the date (but not in any event prior to the Closing Date) upon which the request for payment therefor is delivered to the Borrower.

          (d) The agreements in this subsection shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

     2.11 Taxes.
          -----

          (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.11(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding (i) any tax imposed on or measured by the net income or profits of a Lender and (ii) any franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or its applicable lending office is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any such Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. Except as provided in this Section 2.l1, the Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

          (b) Each Lender or Participant that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender or Participant that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6 (unless the respective Lender or Participant was already a Lender or Participant hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender or Participant is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's or Participant's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender or Participant is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate substantially in the form of Schedule 2.11 (any such certificate, a "2.11 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's or Participant's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender and Participant agrees that it will deliver upon the Borrower's request (or upon such Lender's or Participant's becoming aware that any version is no longer accurate) updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender or Participant to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.11(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender or Participant which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender or Participant has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.11(a) hereof to gross-up payments to be made to a Lender or Participant or otherwise indemnify such Lender or Participant in respect of Taxes imposed by the United States if (I) such Lender or Participant has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.11(b), or if provided, such forms are materially inaccurate or (II) in the case of a payment, other than interest, to a Lender or Participant described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.11 but subject in any event to clause (y)(I) in the immediately preceding sentence, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.11(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by them as described in the immediately preceding sentence as a result of any changes after the Closing Date (or, in the case of an assignee or transferee, after the date such assignee or transferee became a Lender or Participant hereunder) in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

           (c) Each Lender agrees to use reasonable efforts to avoid or to minimize any amounts which might otherwise be payable pursuant to this subsection; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material unless in the case of costs the Borrower has agreed to reimburse such Lender for such costs.

           (d)  If the Borrower pays any additional amount pursuant to this
Section 2.11 with respect to a Lender or Participant, such Lender or Participant shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender or Participant shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender or Participant receives such a refund or credit, such Lender or Participant shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender or Participant as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.11, then such Lender or Participant shall upon request provide a certification that such Lender or Participant has not received a refund or credit for such payments. Nothing contained in this Section 2.11 shall require a Lender or Participant to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.11 to the Borrower or any other party.

           (e) The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     2.12  Replacement of Banks.
           --------------------

     If any Lender becomes a Defaulting Lender, if any Lender delivers a notice pursuant to Section 2.10 or 2.11 or if any Lender fails to consent to a waiver or amendment which requires the consent of each of the Lenders (hereinafter any such Lender shall be referred to as a "Replaced Lender"), then in such case, the Borrower may, upon at least two (2) Business Days' notice to the Administrative Agent and such Replaced Lender, designate a replacement lender (a "Replacement Lender") acceptable to the Administrative Agent in its reasonable discretion, to which such Replaced Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrower and the Replaced Lender) of all amounts owed to such Replaced Lender hereunder, assign all (but not less than all) of its rights and obligations hereunder. Upon any assignment by any Lender pursuant to this Section 2.17 becoming effective, the Replacement Lender shall thereupon be deemed to be a "Lender" for all purposes of this Agreement and such Replaced Lender shall thereupon cease to be a "Lender" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 2.10, 2.11 and 9.5 while such Replaced Lender was a Lender).

     2.13  Indemnification; Nature of Issuing Lender's Duties.
           --------------------------------------------------

           (a) In addition to its other obligations under Section 2.3, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

          (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

          (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Governmental Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

          (d) Nothing in this Section 2.13 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.3(d) hereof. The obligations of the Borrower under this Section 2.13 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

          (e)  Notwithstanding anything to the contrary contained in this
Section 2.13, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender).

     SECTION 3  REPRESENTATIONS AND WARRANTIES
                ------------------------------

     To induce the Lenders to enter into this Agreement and to make the Loans herein provided for, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender that:

     3.1  Financial Condition.
          -------------------

     The financial statements provided to the Administrative Agent and the Lenders, consisting of the audited balance sheet of the Borrower dated as of December 31, 2000 and its unaudited balance sheet as of September 30, 2001, together with related statements of operations and statements of cash flows, copies of which have heretofore been provided to each of the Lenders, are complete and correct in all material respects and present fairly in accordance with GAAP the financial condition of the entities for the periods specified, except as noted therein.

     3.2  No Change.
          ---------

     Since September 30, 2001, there has been no development or event which has had a Material Adverse Effect.

     3.3  Existence; Compliance with Law.
          ------------------------------

     The Borrower and each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited liability company, corporate or partnership power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited liability company, corporation or partnership and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing would not, in the aggregate, have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     3.4  Power; Authorization; Enforceable Obligations.
          ---------------------------------------------

     The Borrower and each Subsidiary have full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary company, corporate or partnership action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower or any Subsidiary (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower or any Subsidiary (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which the Borrower or any Subsidiary is a party has been duly executed and delivered on behalf of the Borrower or such Subsidiary. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower or such Subsidiary enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     3.5  No Legal Bar; No Default.
          ------------------------

     The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any Subsidiary (except those as to which waivers or consents have been obtained and except for any such violation which will not have a Material Adverse Effect), and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any Subsidiary is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     3.6  No Material Litigation.
          ----------------------

     Except as set forth in Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

     3.7  Investment Company Act.
          ----------------------

     Neither the Borrower nor any Subsidiary is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     3.8  Federal Regulations.
          -------------------

     No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. Neither the Borrower nor any Subsidiary owns "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Borrower and the Subsidiaries taken as a group does not exceed 25% of the value of their assets.

     3.9  ERISA.
          -----

     To the best knowledge of the Borrower, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect; no termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which would reasonably be expected to have a Material Adverse Effect; the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, would reasonably be expected to have a Material Adverse Effect; and neither the Borrower, any Subsidiary nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which would reasonably be expected to have a Material Adverse Effect.

     3.10 Environmental Matters.
          ---------------------

     Except to the extent that all of the following, in the aggregate, would not reasonably be expected to have a Material Adverse Effect:

               (a) To the best knowledge of the Borrower, the facilities and properties owned, leased or operated by the Borrower and its Subsidiaries (the "Properties") do not use, store, generate, dispose of or handle any Materials of Environmental Concern in amounts or concentrations which constitute a violation of any Environmental Law.

               (b) To the best knowledge of the Borrower, the Properties and all operations of the Borrower and its subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and to the best knowledge of the Borrower, there has been no violation of any Environmental Law with respect to the Properties or the business operated by the Borrower (the "Business").

               (iv) Neither the Borrower nor any Subsidiary has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge that any such notice is being threatened except as set forth is Schedule 3.6 hereof.

               (v) To the best knowledge of the Borrower, all Materials of Environmental Concern have been generated, treated, stored or disposed of at, on or under any of the Properties in accordance with applicable Environmental Law.

               (vi) No judicial proceeding or governmental or administrative action is pending or, to the best of the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business or to the best knowledge of the Borrower, any facility that has received materials of environmental concern generated by the Borrower, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

               (vii) To the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         3.11  Purpose of Loan.
               ---------------

         The proceeds of the Loans will be used to refinance the existing Indebtedness under the Prior Credit Agreement, to pay closing costs incurred in connection herewith and to provide general working capital.

         3.12  Subsidiaries.
               ------------

         Set forth on Schedule 3.12 is a complete and accurate list of all Subsidiaries of the Borrower as of the Closing Date. As of the Closing Date, information on the attached Schedule includes state of organization; the number of shares of each class of capital stock or partnership or other equity interests (identified by type) outstanding; the number and percentage of outstanding shares of each class of stock or percentage of ownership interest; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding capital stock and partnership and other equity interests of all such Subsidiaries are validly issued, fully paid and non-assessable and are owned, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). As of the Closing Date, except as set forth on Schedule 3.12, there are no outstanding options or other rights pertaining to the partnership or other equity interests of the Borrower, and no voting trusts, shareholders' or partners' agreements (other than the partnership agreements relating to the formation, organization, operation and governance of the partnerships, copies of which have been provided to the Administrative Agent and the Lenders) or similar agreement affecting either ownership of or the right to vote such partnership interests.

         3.13  Intellectual Property Rights.
               ----------------------------

         The Borrower and its Subsidiaries own or have the right to use, subject to any of its obligations under any valid and binding license agreement, the Intellectual Property (as defined below) disclosed in Schedule 3.13 hereto, which represents all Intellectual Property individually or in the aggregate material to the conduct of the businesses of the Borrower and its Subsidiaries taken as a whole on the date hereof. Except as disclosed in Schedule 3.13 hereto or where the failure shall not have a Material Adverse Effect, (i) the Borrower or a Subsidiary has the right to use the Intellectual Property disclosed in
Schedule 3.13 hereto in perpetuity and without payment of royalties, (ii) all registrations with and applications to Governmental or Regulatory Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any other actions by the Borrower or a Subsidiary to maintain their validity or effectiveness, and (iii) there are no restrictions on the direct or indirect transfer of any Contractual Obligation, or any interest therein, held by the Borrower or any Subsidiary in respect of such Intellectual Property. Neither the Borrower nor any Subsidiary of the Borrower is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property the loss of which would reasonably be expected to have a Material Adverse Effect, to the best of the Borrower and its Subsidiaries' knowledge such Intellectual Property is not being infringed by any third party the loss of which may have a Material Adverse Effect, and to the best of the Borrower and its Subsidiaries' knowledge neither the Borrower nor any Subsidiary of the Borrower is infringing any Intellectual Property of any third party the infringement of which would reasonably be expected to have a Material Adverse Effect. For purposes of this Section 3.13, (A) "Intellectual Property" means patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, copyrights and copyright rights, including the right to sue for past infringement, licenses, proprietary information, designs, processes, inventions, software and related intellectual property rights and all pending applications for and registrations of any of the foregoing and (B) the foregoing representations with respect to Intellectual Property licensed by the Borrower or any of its Subsidiaries shall be to the best of the Borrower's knowledge.

         3.14 No Burdensome Restrictions.
              --------------------------

         No Requirement of Law or Contractual Obligation of the Borrower could reasonably be expected to have a Material Adverse Effect.

         3.15 Taxes.
              -----

         Except as set forth in Schedule 3.15, the Borrower and the Subsidiaries have filed, or caused to be filed, all material tax returns (Federal, state, local and foreign) required to be filed and paid all taxes shown thereon to be due (including interest and penalties) and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing (or necessary to preserve any Liens in favor of the Lenders) by them, except for such taxes (i) which are not yet delinquent or (ii) as are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. The Borrower is not aware of any proposed material tax assessments against it or any of its Subsidiaries.

         3.16 Interest in Real Estate.
              -----------------------

         Schedule 3.16 sets forth the interests of the Borrower and its Subsidiaries in real property. Except as set forth in Schedule 3.16, neither the Borrower nor any of its Subsidiaries has any interest in real property.

         SECTION 4. CONDITIONS PRECEDENT

         4.1  Conditions to Closing Date.
              --------------------------

         This Agreement shall become effective upon the satisfaction of the following conditions precedent:

              (a)  Execution of Agreement. The Administrative Agent shall have
                   ----------------------
         received (i) multiple counterparts of this Agreement for each Lender, executed by a duly authorized officer of each party hereto, (ii) for the account of each Lender a Revolving Note, Term Note A and Term Note B, as appropriate, and (iii) multiple counterparts of any ratifications and amendments of any of the Credit Documents which the Agent may require, in each case conforming to the requirements of this Agreement and the Security Documents and executed by a duly authorized officer of the Borrower, the Guarantors and the parties to the Pledge Agreement, as applicable.

              (b)  Liability and Casualty Insurance. The Administrative Agent
                   --------------------------------
         shall have received copies of insurance policies or certificates of insurance evidencing liability and casualty insurance meeting the requirements set forth herein or in the Security Agreement to be executed by the Borrower and its Subsidiaries in existence as of the Closing Date.

              (c)  Corporate Documents. The Administrative Agent shall have
                   -------------------
          received the following:

                   (i)   Articles of Incorporation. Copies of the certificate of
                         -------------------------
              formation, articles of organization, articles of incorporation or charter documents of the Borrower certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its organization or incorporation with respect to the Borrower.

                   (ii)  Resolutions. Copies of the resolutions taken by the
                         -----------
              directors of the Borrower and the Guarantors approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in full force and effect as of such date.

                   (iii) Bylaws. A copy of the bylaws of the Borrower certified
                         ------
              by a secretary or assistant secretary as of the Closing Date to be true and correct and in full force and effect as of such date.

                   (iv)  Good Standing. Copies of (A) certificates of good
                         -------------
              standing, existence or its equivalent with respect to the Borrower and such of the Guarantors as the Administrative Agent may reasonably request certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would have a material adverse effect on the business or operations of the Borrower or the Guarantors in such state and
              (B) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (d)  Officer's Certificate. The Administrative Agent shall have
                   ---------------------
         received a certificate of a duly authorized secretary or assistant secretary of controller of the Borrower dated the Closing Date, substantially in the form of Schedule 4.1(d) with appropriate insertions and attachments.

              (e)  Legal Opinion of Counsel. The Administrative Agent shall have
                   ------------------------
         received, with a copy for each Lender, opinions of various counsel for the Borrower and the Guarantors, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to Administrative Agent and the Lenders.

              (f)  Compliance and Solvency Certificates. The Administrative
                   ------------------------------------
         Agent shall have received from an Authorized Signatory (i) a certificate regarding the accuracy of representations and warranties and the absence of Defaults, in form reasonably acceptable to the Administrative Agent, and (ii) a solvency certificate substantially in the form of Schedule 4.1(f)(ii), demonstrating the solvency of the Borrower and each of the Guarantors.

              (g) Fees. The Administrative Agent shall have received all fees
                  ----
         owing to it pursuant to the Fee Letter and hereunder.

              (i) Litigation. There shall not exist any pending or threatened
                  ----------
         action, suit, investigation or proceeding against the Borrower or any Guarantor that would have or would reasonably be expected to have a Material Adverse Effect.

              (k) Section 4.2 Conditions. The conditions specified in Sections
                  -----------------------
         4.2 (a) and (b) shall be satisfied on the Closing Date as if Loans were to be made on such date.

              (l) Notice of Account Designation.  The Borrower shall have
                  -----------------------------
         executed and delivered to the Administrative Agent a Notice of Account Designation.

              (l) Warrants. The Borrower shall have executed and delivered to
                  --------
         each of the Lenders respective Warrants and Registration Rights Agreements, in the form of Schedule 4.1(l) hereto.

              (m) Additional Matters.  All other documents and legal matters in
                  ------------------
         connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         4.2  Conditions to All Loans.
              -----------------------

         The obligation of each Lender to make any Loan hereunder (including the initial Loans to be made hereunder) or the issuance of a Letter of Credit is subject to the satisfaction of the following conditions precedent on the date of making such Loan or the issuance of such Letter of Credit:

              (a) Representations and Warranties. The representations and
                  ------------------------------
         warranties made by the Borrower and the Subsidiaries herein, in the Security Agreements or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Loan or Letter of Credit as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

              (b) No Default or Event of Default. No Default or Event of Default
                  ------------------------------
         shall have occurred and be continuing on such date or after giving effect to the Loan to be made on such date or the Letter of Credit to be issued on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

         Each request for a Loan or Letter of Credit and each acceptance by the Borrower of a Loan or Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Loan or Letter of Credit that the applicable conditions in paragraphs (a) and (b) have been satisfied.

         SECTION 5. AFFIRMATIVE COVENANTS

         The Borrower hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid, no Letter of Credit remains outstanding and the Loans and LOC Obligations, together with interest, fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and in the case of Sections 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8 shall cause each of its Subsidiaries, to:

         5.1 Financial Statements.
             --------------------

         Furnish to the Administrative Agent and each of the Lenders:

             (a) Annual Financial Statements. As soon as available, but in any
                 ---------------------------
         event within 105 days after the end of each fiscal year of the Borrower, a copy of (i) the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, audited by Arthur Andersen or any other firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Majority Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification and (ii) the company-prepared consolidating statements of income of the Borrower and its consolidated subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year;

             (b) Quarterly Financial Statements. As soon as available and in any
                 ------------------------------
         event within 45 days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated figures for the corresponding period or periods of the preceding fiscal year;

             (c) Annual Budget Plan. As soon as available, but in any event
                 ------------------
         prior to the end of each fiscal year, a copy of the detailed annual budget or plan for the next fiscal year set out by fiscal month, in form and detail reasonably acceptable to the Administrative Agent and the Majority Lenders, together with a summary of the material assumptions made in the preparation of the budget or plan;

             (d) Monthly Statements. On or before the 15th day of each month,
                 ------------------
         (i) a balance sheet, income statement, and cash flow statement for the immediately preceding month, prepared on a consolidated basis, each of which shall include a comparison of the actual results to the Borrower's budgeted projections, and (ii) an accounts receivable aging and inventory report.

             (e) Weekly Projections.  On or before Wednesday of each week, a
                 ------------------
         rolling weekly cash flow projection, prepared on a consolidated basis, for the subsequent thirteen week period.

             (f) Borrowing Base Certificates.  On or before Wednesday of each
                 ---------------------------
         week, a Borrowing Base Certificate satisfactory in form and substance to the Administrative Agent as of the end of the immediately preceding week.

all such financial statements fairly present in all material respects the financial condition and results from operations of the entities and for the periods specified (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or Authorized Signatory, as the case may be, and disclosed therein). All financial information furnished pursuant to this Section 5.1 or otherwise under this Agreement shall be certified by an Authorized Signatory as being true, accurate, and complete.

         5.2 Certificates; Other Information.
             -------------------------------

         Furnish to the Administrative Agent and each of the Lenders:

             (a) Accountant's Compliance Letter. Concurrently with the delivery
                 ------------------------------
         of the financial statements referred to in Section 5.1(a) above, a compliance letter of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such compliance letter;

             (b) Compliance Certificate. Concurrently with the delivery of the
                 ----------------------
         financial statements referred to in Sections 5.1(a), 5.1(b) and 5.1(d) above, a certificate of an Authorized Signatory stating that, to the best of such Authorized Signatory's knowledge, the Borrower and the Subsidiaries during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement to be observed, performed or satisfied by them, and that such Authorized Signatory has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9 and information as to Restricted Payments made in the applicable period in accordance with Section 6.11;

             (c) Other Information.  Promptly, such additional financial and
                 -----------------
         other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         5.3 Payment of Obligations.
             ----------------------

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         5.4 Conduct of Business and Maintenance of Existence.
             ------------------------------------------------

         Preserve, renew and keep in full force and effect the Borrower's and each Subsidiary's (other than any Non-Material Subsidiary which is not a Designated Non-Material Subsidiary) company, corporate or partnership existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

         5.5 Maintenance of Property; Insurance.
             ----------------------------------

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

         5.6 Inspection of Property; Books and Records; Discussions.
             ------------------------------------------------------

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent's (at the Borrower's expense whether or not a Default or Event of Default has occurred) or any Lender (at such Lender's expense) to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants. The Administrative Agent shall furnish the Borrower with an estimate of all such costs and expenses as soon as reasonably practicable prior to the incurrence thereof.

         5.7 Notices.
             -------

         Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

             (a) within five Business Days after the Borrower knows of the occurrence of any material Default or Event of Default;

             (b) promptly, any default or event of default under any Contractual Obligation of the Borrower or any Subsidiary which would reasonably be expected to have a Material Adverse Effect;

             (c) promptly, any litigation, or any investigation or proceeding known to the Borrower, affecting the Borrower or any Subsidiary which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

             (d) as soon as possible and in any event within 30 days after the Borrower knows: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower, any Subsidiary or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan, provided that in each case in clause (i) and (ii) above, such event or condition could have a Material Adverse Effect; and

             (e) promptly, any other development or event which would reasonably be expected to have a Material Adverse Effect.


Each notice pursuant to this subsection shall be accompanied by a statement of an Authorized Signatory setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         5.8 Environmental Laws.
             ------------------

             (a) Comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

                  (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

                  (d) Permit the Administrative Agent and the Lenders to undertake environmental site assessments of the Borrower's properties (at the Borrower's expense whether or not a Default of Event of Default has occurred) at such times, with such frequency and, by Persons acceptable to the Administrative Agent and the Lenders; and to reasonably cooperate with, and furnish assistance to such Persons performing such site assessments.

         5.9      Financial Covenants.
                  -------------------

                  (a) Consolidated EBITDA. The Borrower will achieve
                      -------------------
         Consolidated EBITDA, calculated on a cumulative basis in each calendar year, of at least the following amounts for the periods indicated:

           -------------------------------------------------------------------------------------------

           Period                                             Cumulative Consolidated EBITDA
           -------------------------------------------------------------------------------------------
           Year ending December 31, 2001                      $8,500,000
           -------------------------------------------------------------------------------------------
           Three months ending March 31, 2002                 $1,225,000
           -------------------------------------------------------------------------------------------
           Six months ending June 30, 2002                    $3,100,000
           -------------------------------------------------------------------------------------------
           Nine Months ending September 30, 2002              $5,500,00
           -------------------------------------------------------------------------------------------
           Twelve months ending December 31, 2002             $9,500,000
           -------------------------------------------------------------------------------------------
           Three months ending March 31, 2003                 $2,200,000
           -------------------------------------------------------------------------------------------
           Six months ending June 30, 2003                    $4,400,000
           -------------------------------------------------------------------------------------------
           Nine Months ending September 30, 2003              $6,600,000
           -------------------------------------------------------------------------------------------
           Twelve months ending December 31, 2003             $9,500,000
           -------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------
      2002
      ---------------------------------------------------------------------
      Three months ending March 31, 2003           $2,200,000
      ---------------------------------------------------------------------
      Six months ending June 30, 2003              $4,400,000
      ---------------------------------------------------------------------
      Nine Months ending September 30,             $6,600,000
      2003
      ---------------------------------------------------------------------
      Twelve months ending December 31,            $9,500,000
      2003
      ---------------------------------------------------------------------

          (b)  Leverage Ratio The Borrower will maintain at all times during the
               --------------
     following periods a Leverage Ratio of not greater than:


      ---------------------------------------------------------------------
        Quarter Ending                             Ratio
      ---------------------------------------------------------------------
        Each quarter end from and including
        December 31, 2001 through and
        including September 30, 2002               4.00:1.00
      ---------------------------------------------------------------------
        Each quarter end from, including,
        and after December 31, 2002                3.25:1.00
      ---------------------------------------------------------------------

          (c)  Capital Expenditures. The Borrower and its Subsidiaries shall not
               --------------------
     make Capital Expenditures in excess of (i) $3,500,000 in the aggregate for fiscal year ending December 31, 2002, and (ii) $4,500,000 in the aggregate for fiscal year ending December 31, 2003 (in each case, on a non-cumulative basis).

     5.10 Covenants Regarding Patents, Trademarks and Copyrights.
          ------------------------------------------------------

          (a) The Borrower shall notify the Administrative Agent promptly if it knows or has reason to know that any application, letters patent or registration relating to any Patent or Trademark which is material to the business of the Borrower and its Subsidiaries taken as a whole may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Borrower's or such other Subsidiary's ownership of any Patent or Trademark which is material to the business of the Borrower and its Subsidiaries taken as a whole, its right to patent or register the same, or to enforce, keep and maintain the same.

          (b) The Borrower shall notify the Administrative Agent promptly after it knows or has reason to know of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court) regarding any Copyright which is material to the business of the Borrower and its Subsidiaries taken as a whole, whether (i) such Copyright may become invalid or unenforceable prior to its expiration or termination, or (ii) the Borrower's or such other Subsidiary ownership of such Copyright, its right to register the same or to enforce, keep and maintain the same may become affected.

          (c)  (i)   The Borrower shall promptly notify the Administrative Agent of any filing by the Borrower or any other Subsidiary, either itself or through any agent, employee, licensee or designee (but in no event later than the fifteenth day following such filing), of any application for the registration of any Copyright, Trademark or Patent which is material to the business of the Borrower and its Subsidiaries taken as a whole with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof.

               (ii) Concurrently with the delivery of annual financial statements of the Borrower pursuant to Section 5.1 hereof, the Borrower shall provide the Administrative Agent and its counsel a complete and correct list of all Copyrights, Patents and Trademarks owned by the Borrower or any of its Subsidiaries which are material to the business of the Borrower and its Subsidiaries taken as a whole that have not been set forth as annexes of such documents and instruments showing all filings and recordings for the protection of the security interest of the Administration Agent therein pursuant to the agreements of the United States Patent and Trademark Office or the United States Copyright Office.

               (iii) Upon request of the Administrative Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in the Copyrights, Patents, Trademarks and the General Intangibles referred to in clauses (i) and (ii), including, without limitation, the goodwill of the Borrower or such other Subsidiary, relating thereto or represented thereby (or such other Copyrights, Trademarks, Patents or the General Intangibles relating thereto or represented thereby as the Administrative Agent may reasonably request).

          (d) The Borrower will take all necessary actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain each letters patent for the Patents or registration of the Trademarks and Copyrights which are material to the business of the Borrower and its Subsidiaries taken as a whole, including, without limitation, payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

          (e) In the event that any Trademark, Copyright or Patent is infringed, misappropriated or diluted by a third party, the Borrower shall notify the Administrative Agent promptly after it learns thereof and shall, unless the Borrower or the relevant Subsidiary, as the case may be, shall reasonably determine that such Trademark, Copyright or Patent is not material to the business of the Borrower and its Subsidiaries taken as a whole, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Borrower or such Subsidiary, as the case may be, shall reasonably deem appropriate under the circumstances to protect such Trademark, Copyright or Patent.

     5.11 Fees, Etc.
          ---------

     Pay to the Administrative Agent the fees and comply with the other agreements provided for in this Agreement and the Fee Letter.

     5.12 Subsidiaries.
          ------------

          (a)  Material Subsidiaries; Designated Non-Material Subsidiaries. In
               -----------------------------------------------------------
     the event the Borrower on or after the Closing Date, shall form, acquire or otherwise obtain any Material Subsidiary or designate any Non-Material Subsidiary as a Designated Non-Material Subsidiary, the Borrower shall promptly notify the Administrative Agent of the existence of such Material Subsidiary or designation of such Designated Non-Material Subsidiary, shall provide the Administrative Agent with the information required by Section
     3.12 with respect thereto and shall enter into and shall cause such Material Subsidiary or Designated Non-Material Subsidiary to enter into and deliver to the Administrative Agent on behalf of the Lenders (i) a Joinder Agreement in the form of Schedule 5.12 attached hereto and (ii) an amendment to the Pledge Agreement pledging the stock of such Material Subsidiary or Designated Non-Material Subsidiary. In connection therewith, the Borrower shall cause such Material Subsidiary or Designated Non-Material Subsidiary to deliver to the Administrative Agent on behalf of the Lenders certified organizational documents, evidences of authority and opinion letters and to take such other action in connection therewith, including without limitation the filing of appropriate financing statements, as the Administrative Agent may reasonably require.

          (b)  Non-Material Subsidiaries. In the event the Borrower on or after
               -------------------------
     the Closing Date, shall form, acquire or otherwise obtain any Non-Material Subsidiary (other than a Designated Non-Material Subsidiary), the Borrower shall promptly notify the Administrative Agent of the existence of such Non-Material Subsidiary, shall provide the Administrative Agent with the information required by Section 3.12 with respect thereto and shall enter into and shall cause such Non-Material Subsidiary to enter into and deliver to the Administrative Agent on behalf of the Lenders a Joinder Agreement in the form of Schedule 5.12 attached hereto. In connection therewith, the Borrower shall cause such Non-Material Subsidiary to deliver to the Administrative Agent on behalf of the Lenders certified organizational documents, evidences of authority and opinion letters and to take such other action in connection therewith, including without limitation the filing of appropriate financing statements, as the Administrative Agent may reasonably require.

     5.13 Mortgages on Real Property.
          --------------------------

     Upon the request of the Majority Lenders, the Borrower and its Subsidiaries shall enter into and deliver to the Administrative Agent on behalf of the Lenders deeds of trust and mortgages, together with evidences of authority and opinion letters, in form and substance reasonably acceptable to the Administrative Agent pursuant to which the Borrower and its Subsidiaries grant deeds of trust and mortgages to the Administrative Agent (or its trustee) on behalf of the Lenders on all real property interests owned or leased by the Borrower and its Subsidiaries, for which the Borrower and any Subsidiary has not already granted to the Administrative Agent a Security Document, free and clear of all Liens other than Permitted Liens. In connection therewith, the Borrower and its Subsidiaries shall deliver to the Administrative Agent such surveys, environmental reports and title insurance policies and take such other action in connection therewith, including without limitation the filing of appropriate fixture filings, as shall be reasonably required by the Administrative Agent.

     5.14 Further Assurances.
          ------------------

          Promptly upon request by the Agent, or any Lender through the Agent, the Borrower shall correct any material defect or error that may be discovered in any credit document or in the execution, acknowledgment, filing or recordation hereof, and promptly upon request by the Agent or any Lender through the Agent, the Borrower shall duly, execute, acknowledge, deliver, record, rerecord, file, refile, register and reregister any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, or any Lender through the Agent, may reasonably require from time to time in order to (i) carryout more effectively the purposes of this Agreement, the Notes or any other Credit Document (ii) to the fullest extent permitted by applicable law, subject any Credit Party's properties, assets, rights or interest to the Liens now or hereafter intended to be covered by any of the Security Documents, (iii) perfect and maintain the validity, effectiveness priority of any of the Security Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Agent and the Lenders the rights granted or now or hereafter granted to the Agent and the Lender under any Credit Document or under any other instrument executed in connection with any Credit Document to which any Credit Party is or is to be a party.

     Without limiting the foregoing, the Borrower and the Guarantors (a) shall deliver, or cause to be delivered, to the Administrative Agent such landlord's and warehouseman's waivers as the Administrative Agent may request, and (b) cause to be filed appropriate UCC financing statements at all locations where goods of the Borrower and/or Guarantors are on consignment. The Borrower warrants and represents that all locations of the Borrower and Guarantors or where any property of the Borrower or Guarantors is located are set forth in the Security Agreement.

     5.15 Designated Non-Material Subsidiaries.
          ------------------------------------

     If the assets owned by the Non-Material Subsidiaries exceed 20% of consolidated assets of the Borrower and its Subsidiaries or if the revenues generated by the Non-Material Subsidiaries exceed 20% of the consolidated revenues of the Borrowers and its Subsidiaries during any consecutive 12-month period, then the Borrower shall designate certain Non-Material Subsidiaries as "Designated Non-Material Subsidiaries" so that immediately after such designation the Non-Material Subsidiaries not designated as "Designated Non-Material Subsidiaries" own in the aggregate less than 20% of the consolidated assets of the Borrower and its Subsidiaries and generate less than 20% of the consolidated revenues of the Borrowers and its Subsidiaries during any applicable 12-month period.

     5.16 Engagement of Consultants.
          -------------------------

     (a) The Borrower shall continue to engage a business consultant reasonably acceptable to the Lenders to provide financial and business assistance to the Borrower and Guarantors (including, without limitation to review, and assist the Borrower in the preparation of, its business plan). To the extent that it has not previously done so, the Borrower shall furnish the Administrative Agent with a copy of the engagement letter with such Person and the terms and scope of employment of such Person shall be reasonably acceptable to the Lenders. Without limiting the foregoing, the engagement shall authorize the manager or consultant to communicate directly with the Lenders and to furnish the Lenders with such information as they may reasonably request.

     (b) Without limiting the provisions of Sections 5.6, 5.17(a), and 9.5 hereof, the Administrative Agent and the Lenders may engage a consultant (at the Borrower's expense whether or not a Default of Event of Default has occurred) to assist the Administrative Agent and the Lenders in the review of the Borrower's and the Guarantors' business plan, projections, results of operations and such other matters as the Administrative Agent and the Lenders may require. The Borrower shall, and shall cause the Guarantors to, reasonably cooperate with any such consultant.

     5.17 Appraisals.
          ----------

     The Borrower shall permit the Administrative Agent and the Lenders to undertake appraisals of the Borrower's assets and properties (at the Borrower's expense whether or not a Default or Event of Default has occurred), at such times, with such frequency and, by Persons acceptable to the Administrative Agent and the Lenders; and to reasonably cooperate with, and furnish assistance to such Persons performing such appraisals.

     5.18 Cash Management
          ---------------

     The Borrower shall maintain all deposit accounts of the Borrower and the Guarantors solely with a Lender or with a financial institution which has executed and delivered to the Administrative Agent a blocked account agreement the terms of which are satisfactory to the Administrative Agent (such blocked account agreement to permit an amount not to exceed $50,000.00 to be maintained in each such blocked account); and deposit, or cause to be deposited, all cash receipts solely into an account maintained in accordance with the provisions of this Section. Notwithstanding the foregoing, the Borrower may maintain a payroll account (specifically so designated and to be used for no other purpose) for its Owatonna, Minnesota facility and may maintain a balance therein for the then current payroll expense.

SECTION 6         NEGATIVE COVENANTS

     The Borrower hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Loans, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full.

     6.1  Indebtedness.
          ------------

     The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising or existing under this Agreement and the other Credit Documents;

          (b)  Indebtedness existing as of the Closing Date as set forth in
     Schedule 6.1(b)) and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

          (c) unsecured intercompany Indebtedness among the Borrower and the Guarantors;

          (d) Capital Leases for the financing of equipment which, together with other Capital Expenditures made or incurred, do not result in a breach of the provisions of Section 5.9(c) hereof.

          (e) Indebtedness under the Seller Senior Note and the Seller Subordinated Note;

          (f) Indebtedness of the Borrower and its Subsidiaries in respect of the sale to any third party by the Borrower or any of its Subsidiaries of receivables due under equipment leases or security agreements or financing agreements in the nature a financing lease or installment sales contract, of the Borrower or any such Subsidiary, and the chattel paper and equipment related thereto; provided, the portion of such Indebtedness (i) which is recourse to the Borrower or any such Subsidiary or (ii) in respect of which the Borrower or any such Subsidiary has issued any guarantee or otherwise has any contingent obligation, does not exceed $12,000,000 in the aggregate at any one time; and

          (g) Indebtedness of the Borrower and its Subsidiaries in respect of any equipment leases either funded or financed by third party sources (other than Subsidiaries of the Borrower) in an aggregate maximum amount of $1,000,000 at any one time.


     6.2  Liens.
          -----

     The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

     6.3  Guaranty Obligations.
          --------------------

     The Borrower will not, nor will it permit any Subsidiary to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) Guaranty Obligations by the Borrower or its Subsidiaries of other Indebtedness permitted under Section 6.1 (except, as regards Indebtedness under subsection (b) thereof, only if and to the extent such Indebtedness was guaranteed on the Closing Date), and (iii) other Guaranty Obligations of the Borrowers and its Subsidiaries to the extent permitted by
Section 6.1(f) hereof.

     6.4  Lines of Business.
          -----------------

     The Borrower will not, nor will it permit any of its Subsidiaries to, alter its line or lines of business activity if as a result thereof the Borrower and its Subsidiaries would not be predominantly engaged in the retail or commercial business of the design, marketing, manufacture and sale of exercise and health related equipment and similar or related businesses.

     6.5  Consolidation, Merger, Sale or Purchase of Assets, etc.
          ------------------------------------------------------

     The Borrower will not, nor will it permit any Subsidiary to,

          (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of all or any part of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

               (i)  Specified Sales; and

               (ii) the dissolution of any Non-Material Subsidiary which is not a Designated Non-Material Subsidiary or the sale, transfer, lease or other disposition of property or assets to the Borrower or any Guarantor.

Provided no Default or Event of Default then exists, the Administrative Agent shall, without obtaining the consent of any Lender, release its lien on any collateral sold or otherwise transferred in accordance with this Section upon the consummation of such sale or transfer and upon the performance by the Borrower of all of its Obligations hereunder on account of such sale or transfer.

          (b) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any substantial part of the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein), or enter into any merger or consolidation, except for (i) investments or acquisitions permitted pursuant to Section 6.6, and (ii) the merger or consolidation of any Subsidiary into the Borrower or any Subsidiary, or a sale, transfer or lease of all or a substantial part of the properties of any Subsidiary (at fair value) to the Borrower or any Subsidiary and in any such case no Default or Event of Default would exist after giving effect thereto.

     6.6  Advances, Investments and Loans.
          -------------------------------

     The Borrower will not, nor will it permit any Subsidiary to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.

     6.7  Transactions with Affiliates.
          ----------------------------

     Except (a) as permitted in subsection (iv) of the definition of Permitted Investments, (b) for the payments and issuances permitted by Section 6.8 and (c) for the payments permitted by Section 6.11, the Borrower will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

     6.8  Ownership of Subsidiaries.
          -------------------------

     The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire a Subsidiary other than any Subsidiary acquired or formed to acquire assets in connection with any Permitted Acquisition, provided such Subsidiary guarantees all of the Obligations of the Borrower hereunder, pledges substantially all of its assets to secure such guarantee and has its stock or other equity interests pledged to the Administrative Agent, all on terms reasonably satisfactory to the Administrative Agent.

     6.9  Fiscal Year.
          -----------

     The Borrower will not, nor will it permit any Subsidiary to, change its fiscal year if as a result thereof the Lenders do not receive audited financial statements for the Borrower and its Subsidiaries for a period in excess of 12 months.

     6.10 Prepayments of Indebtedness, etc.
          --------------------------------

     Neither the Borrower nor any of its Subsidiaries will (a) after the issuance thereof, amend or modify (or permit the amendment or modification of), if reasonably and materially adverse to the interests of the Lenders (including, without limitation, any acceleration or shortening of amortization of principal thereof, or modification of the terms of subordination relating thereto), any of the terms of any Consolidated Total Funded Debt (other than any Indebtedness permitted by Section 6.1(d) or any Indebtedness hereunder), or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due) or exchange of any Consolidated Total Funded Debt (other than any Indebtedness permitted by Section 6.1(d) or any Indebtedness hereunder).

     6.11 Restricted Payments.
          -------------------

     The Borrower will not, nor will it permit any of its Subsidiaries to, make any Restricted Payment; provided, however, (i) any Subsidiary of the Borrower may make Restricted Payments to the Borrower, and (ii) the Borrower may make Restricted Payments to any Subsidiary which is a Guarantor.

     6.12 Partnership and Corporate Documents; Purchase Agreement.
          -------------------------------------------------------

     The Borrower will not, nor will it permit any of its Subsidiaries to, amend or otherwise modify their articles of limited partnership, limited liability limited partnership, incorporation, limited liability company or other similar organizational or charter document, or their limited partnership agreement, limited liability limited partnership agreement, limited liability company agreement, bylaws, operating agreement or other similar governing document or the Purchase Agreement in a manner which is adverse to the interest of the Lenders, without the prior written consent of the Administrative Agent and the Majority Lenders, which consent will not be unreasonably withheld.

     6.13 Lease Receivables.
          -----------------

     The Borrower and its Subsidiaries, on a consolidated basis, will not have assets on their balance sheet comprised of receivables due under leases in excess of $10,000,000 in the aggregate at any one time.

     SECTION 7 EVENTS OF DEFAULT

     Upon the occurrence of any of the following events:

          (a) (i) The Borrower shall fail to pay any principal on any Note or reimburse any LOC Obligations when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for five (5) Business Days; or (ii) the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for five
     (5) Business Days; or

          (b) Any representation or warranty made or deemed made by the Borrower or any Subsidiary herein, in any Security Agreement or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement prepared and furnished by the Borrower or any of its Subsidiaries at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

          (c)  The Borrower shall

               (i) default in the due performance or observance of Sections 5.7(a) or Section 5.9, or

               (ii) default in any material respect in the observance or performance of any other term, covenant or agreement contained in this Agreement (other than as described in Sections 7(a) or 7(c)(i) above) or any of the other Credit Documents, and such default shall continue unremedied for a period of 30 days or more after the earlier of the chief financial officer or chief accounting officer of the Borrower becoming aware of such default or the receipt by the Borrower of written notice from the Administrative Agent thereof; or

          (d) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and its Subsidiaries or in the payment of any matured Guarantee Obligation in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and its Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and its Subsidiaries or Guarantee Obligation in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (e) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (f) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof; or

                  (g) (i) The Borrower, any Subsidiary or any Commonly Controlled Entity shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, other than a transaction for which a statutory exemption is available or an administrative exemption has been obtained, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single-Employer Plan or any Lien in favor of the PBGC or a Single-Employer Plan shall arise on the assets of the Borrower, any Subsidiary or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) the Borrower, any Subsidiary or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (h) The occurrence of a Change of Control; or

                  (i) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby and such failure shall have a material adverse effect on the rights and remedies of the Administrative Agent or the Lenders thereunder (except to the extent any such failure is caused by the

         Administrative Agent and except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive);

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents shall immediately become due and payable (including without limitation the maximum amount of all contingent liabilities under Letters of Credit), and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the written consent of the Majority Lenders, the Administrative Agent may, or upon the written request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the written consent of the Majority Lenders, the Administrative Agent may, or upon the written request of the Majority Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


         SECTION 8  THE ADMINISTRATIVE AGENT

         8.1 Appointment.
             -----------

         Each Lender hereby irrevocably designates and appoints First Union National Bank as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Credit Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

         8.2 Delegation of Duties.
             --------------------

         The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to rely on advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint an affiliate as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions. No such appointment shall relieve the Administrative Agent of its responsibilities hereunder.

         8.3  Exculpatory Provisions.
              ----------------------

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform its Obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

         8.4  Reliance by Administrative Agent.
              --------------------------------

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         8.5  Notice of Default.
              -----------------

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to each of the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Majority Lenders, including, without limitation, exercise of remedies and initiation of litigation; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         8.6 Non-Reliance on Administrative Agent and Other Lenders.
             ------------------------------------------------------

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         8.7 Indemnification.
             ---------------

         The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         8.8  Administrative Agent in Its Individual Capacity.
              -----------------------------------------------

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         8.9  Successor Administrative Agent.
              ------------------------------

         The Administrative Agent may resign or be removed as Administrative Agent upon 30 days' prior written notice to the Borrower and the Lenders. The Administrative Agent may be removed by the written consent of the Majority Lenders. If the Administrative Agent shall resign or be removed as Administrative Agent under this Agreement and the Notes, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, or if the Majority Lenders cannot agree on a successor within 30 days from the notice of resignation by the Administrative Agent, the Administrative Agent, may appoint a bank or trust company with capital and surplus of at least $500,000,000 as successor Administrative Agent within 30 days thereafter, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation or renewal as Administrative Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Resignation by the Administrative Agent shall become effective upon appointment of, and acceptance by, a successor Administrative Agent, or the passage of the applicable periods without appointment of a successor.

         SECTION 9 MISCELLANEOUS

         9.1  Amendments, Waivers and Release of Collateral.
              ---------------------------------------------

         Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection nor may Collateral be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this subsection. The Majority Lenders affected thereby may, or, with the written consent of the Majority Lenders affected thereby, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or (b) waive, on such terms and conditions as the Majority Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall (i) reduce the amount or extend the scheduled final date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby, or (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 8 without the written consent of the then Administrative Agent, or (iv) release or subordinate all or substantially of the collateral without the written consent of all of the Lenders except to the extent such releases are provided for in this Agreement or the other Credit Documents. Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         9.2 Notices.
             -------

         Except as otherwise provided in Section 2, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) on a Business Day between the hours of 10:00 A.M. and 7:00 P.M. (EST or EDT, as appropriate) (or on the following Business Day if sent after 7:00 P.M.) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth on Schedule 2.1(a) in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Borrower:              Cybex International, Inc.
                                    10 Trotter Drive
                                    Medway, MA  02053
                                    Attn: Mr. Paul Horgan
                                    Telecopier: (508) 533-5799
                                    Telephone:  (508) 533-4300 x203

         with a copy to:
                                    Archer & Greiner
                                    One Centennial Square
                                    Haddonfield, New Jersey  08033
                                    Attn.  James Carll, Esq.
                                    Telecopier: (856) 795-0574
                                    Telephone:  (856) 354-3031

                           The Administrative Agent:
                                    First Union National Bank
                                    One First Union Center, TW10
                                    301 South College Street
                                    Charlotte, North Carolina  28288-0608
                                    Attention: Mr. Ron Ferguson
                                    Telecopier: (704) 383-6249
                                    Telephone:  (704) 374-4560

             with a copy to:

                                    First Union Capital Markets
                                    One First Union Center, TW-5
                                    Charlotte, North Carolina  28288-0735
                                    Attn:  Thomas Lauer
                                    Telecopier: (704) 383-4993
                                    Telephone:  (704) 374-3300

         9.3 No Waiver; Cumulative Remedies.
             ------------------------------

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4 Survival of Representations and Warranties.
             ------------------------------------------

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         9.5 Payment of Expenses and Taxes.
             -----------------------------

         The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in house legal counsel) and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other Documents and the use, or proposed use, of proceeds of the Loans (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent or any such Lender, (ii) legal proceedings commenced against the Administrative Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded such security holder or creditor solely in its capacity as such, (iii) legal proceedings commenced against the Administrative Agent or any Lender by any other Lender or the Administrative Agent or its participants or (iv) a breach of any of the Credit Documents by the Lenders. The agreements in this subsection shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

         9.6 Successors and Assigns; Participations; Purchasing Lenders.
             ----------------------------------------------------------

             (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

             (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
                                                       ------------
         participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final maturity of any Loan or Note in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) except as otherwise expressly provided in a Credit Document, release all or substantially all of the collateral, or
         (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant shall be entitled to the benefits of Sections 2.10, 2.11 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

             (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell or assign to any Lender or any affiliate thereof and, with the consent of the Administrative Agent (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions ("Purchasing Lenders"), all or any part of its
                                  ------------------
         rights and obligations under this Agreement and the Notes in minimum amounts of $5,000,000 (or, if less, the entire amount of such Lender's obligations) if the Purchasing Lender is not a Lender hereunder, or with no minimum amount if the Purchasing Lender is a Lender hereunder, pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender, such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, by the Administrative Agent and, so long as no Event of Default has occurred and is continuing, by the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register. Each such assignment must be of a constant, not varying, percentage of all of such Lender's rights and obligations hereunder. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower shall execute and deliver to the Administrative Agent in exchange for the Note delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement a new Note to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, a new Note to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Note shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby. The Note surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

                  (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.


                  (e) Upon its receipt of a Commitment Transfer Supplement executed by a transferor Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, by the Administrative Agent and, so long as no Event of Default has occurred and is continuing, by the Borrower) together with payment to the Administrative Agent (by the transferor Lender or the Purchasing Lender, as agreed between them) of a registration and processing fee of $3,000 for each

         Purchasing Lender listed in such Commitment Transfer Supplement, and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

              (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement; in each case subject to Section 9.15.

              (g) At the time of each assignment pursuant to this Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.11 Certificate) described in Section 2.11.

              (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Agreement (including, without limitation, any right to payment of principal and interest under any
         Note) to any Federal Reserve Bank in accordance with applicable laws.

         9.7  Adjustments; Set-off.
              --------------------

              (a) Each Lender agrees that if any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (e) of Section 7, or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

              (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law and without regard to the adequacy of other collateral, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         9.8  Table of Contents and Section Headings.
              --------------------------------------

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

         9.9  Counterparts.
              ------------

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         9.10 Severability.
              ------------

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.11 Integration.
              -----------

         This Agreement, the Notes and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

         9.12 Governing Law.
              -------------

         This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New Jersey.

         9.13 Consent to Jurisdiction and Service of Process.
              ----------------------------------------------

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender or the Agent to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

         9.14 Arbitration.
              -----------

              (a) Notwithstanding the provisions of Section 9.13 to the contrary, upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

                  (b) Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Interest Rate Protection Agreements.

                  (c) Notwithstanding the preceding binding arbitration provisions, the Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; and
         (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  (d) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

               (e) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

         9.15  Confidentiality.
               ---------------

         The Administrative Agent and each of the Lenders agrees that it will use reasonable and customary efforts not to disclose without the prior consent of the Borrower (other than to its employees, Subsidiaries, Affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.15, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or similar organizations (whether in the United States or elsewhere) or their successors or the National Association of Insurance Commissioners, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, or (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee shall have been made aware of this Section 9.15 and shall have agreed to be bound by its provisions as if it were a party to this Agreement.

         9.16  Acknowledgments.
               ---------------

         The Borrower hereby acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

               (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor; and

               (c) no joint venture exists among the Lenders or among the Borrower and the Lenders.

         SECTION 10.  GUARANTY

         10.1 The Guaranty.
              ------------

         In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Loans and Letters of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Administrative Agent and the Lenders and all other Obligations of the Borrower and the other Credit Parties hereunder. If any or all of the indebtedness of the Borrower to the Administrative Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this Section 10 in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         10.2 Bankruptcy.
              ----------

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7(a), and unconditionally promises to pay such indebtedness to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     10.3  Nature of Liability.
           -------------------

     The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

     10.4  Independent Obligation.
           ----------------------

     The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

     10.5  Authorization.
           -------------

     Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security,
(c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

     10.6  Reliance.
           --------

     It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, partners or Administrative Agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     10.7  Waiver.
           ------

           (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or
     (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. Without limiting the generality of the provisions of this Section 10, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. ss. 26-7 through 26-9, inclusive. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

           (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

           (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

     10.8   Limitation on Enforcement.
            -------------------------

     The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Majority Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders upon the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

     10.9   Confirmation of Payment.
            -----------------------

     The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the commitments relating thereto terminated, subject to the provisions of Section 10.2.

     11.    TRANSITIONAL ARRANGEMENTS.

     11.1   Prior Credit Agreement Superseded.
            ---------------------------------

     This Agreement shall supersede the Prior Credit Agreement in its entirety, except as provided in this Section 11. On the Closing Date, the rights and obligations of the parties under the Prior Credit Agreement and the "Notes" as defined therein shall be subsumed within and be governed by this Agreement and the Notes; provided, however, that each of the "Revolving Credit Loans" and
           --------  -------
"Letters of Credit" (as defined in the Prior Credit Agreement) outstanding under the Prior Credit Agreement on the Closing Date shall, for purposes of this Agreement, be Revolving Credit Loans and Letters of Credit (as defined herein). Notwithstanding the foregoing, upon the satisfaction of the conditions set forth in (S)4 hereof, the covenants set forth in (S)(S)5 and 6 hereof shall be deemed to be effective as of the Effective Date.

     11.2   Existing Credit Documents.
            -------------------------

     Except as modified in connection with this Agreement, all of the terms and conditions of the Credit Documents remain in full and effect, and the Credit Parties hereby ratify and confirm all and singular, the terms and conditions thereof, and the warranties and representations set forth therein. Any and all collateral granted to the Agent for the ratable benefit of the Lenders continues to secure the Obligations as amended and restated by this Agreement.

     11.3  Interest and Fees Under Superseded Agreement.
           --------------------------------------------

     All interest and all commitment, facility and other fees and expenses owing or accruing under or in respect of the Prior Credit Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the dates and in accordance with the method specified in the Prior Credit Agreement, as if the Prior Credit Agreement were still in effect.

     11.4  No Claims Under Prior Loan Agreement. Each Lender wishes (and the
           ------------------------------------
Borrower and each Guarantor agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect such Lender's rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and each Guarantor unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of such Lender to the Borrower and each Guarantor regarding the execution, delivery or performance of the Prior Credit Agreement or any of the other Credit Documents (as defined in the Prior Credit Agreement), except the obligations to be performed by such Lender for the Borrower as expressly stated in this Agreement and the other Credit Documents (as defined in this Agreement), and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower or such Guarantor might otherwise have against such Lender or any of its directors, offices, employees or agents, in either case (i) or (ii), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof regarding the execution, delivery or performance of the Prior Credit Agreement or any of the Credit Documents (as defined in the Prior Credit Agreement).

     11.5  Waiver of Defaults Under Prior Loan Agreement. The Administrative
           ---------------------------------------------
Agent and the Lenders waive any existing Defaults or Events of Default under the Prior Credit Agreement or any other Credit Document of which they are aware as of the date hereof.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:                                   CYBEX INTERNATIONAL, INC.

                                            By:    /s/ John Aglialoro
                                                --------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------

GUARANTORS:                                 CYBEX CAPITAL CORP. (f/k/a CYBEX
                                            FINANCIAL CORP)
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------


                                            EAGLE PERFORMANCE SYSTEMS, INC.
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------


                                            GENERAL MEDICAL EQUIPMENT, LTD.
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------

                                            LUMEX BED SYSTEMS, INC.
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 ------------------------------
                                            Title: CEO
                                                  ------------------------------


                                            CYBEX FITNESS GERATE VERTRIEBS
                                            GmbH
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------

                                            TECTRIX FITNESS EQUIPMENT, INC.
                                            By:    /s/ John Aglialoro
                                               ---------------------------------
                                            Name:  John Aglialoro
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------

         AGENTS AND LENDERS:             FIRST UNION NATIONAL BANK,
                                         as Administrative Agent and as a Lender

                                         By: /s/ Ron R. Ferguson
                                            ------------------------------
                                         Name: Ron R. Ferguson
                                              ----------------------------
                                         Title: Senior Vice President
                                               ---------------------------


                                         FLEET NATIONAL BANK,
                                         as a Lender By:

                                         By: /s/ Kevin M. Behan
                                            ------------------------------
                                         Name: Kevin M. Behan
                                              ----------------------------
                                         Title: Vice President
                                               ---------------------------

678661.5

1006824
Jan. 2, 2002